[AETNA LOGO
 FINANCIAL SERVICES]                                    Laurie M. LeBlanc, CFP
                                                        President
                                                        Portfolio Partners, Inc.



To            Board of Directors & Shareholders

Date          June 30, 2000

Subject       PPI Semi-Annual Report for Period Ending 6/30/00


The Federal Reserve Board's decision to leave interest rates alone at its June meeting was met with delight in the market, as the first half of 2000 ended with record trading volume. June 30, 2000 became the New York Stock Exchange's third heaviest trading day in history, and followed six months of roller coaster-like returns for equity investors. At the end of the day, the Dow Jones Industrial Average (DJIA) ended down 9.1% through the first half of the year, followed by the NASDAQ which was down 2.5% and the Standard and Poors 500 Index(1) (S&P
500), down a slim 0.42%.

However, there were welcome signs of market broadening by both industry and capitalization category, as small capitalization stocks returned nearly twice as much as their large capitalization counterparts. The Russell 2000 Index(2) (an unmanaged benchmark measure of small cap stock performance), was up 2.5% over the same period, despite some volatility in the second quarter. Technology and many high growth, high valuation stocks suffered, but this served to bring valuations down to more appropriate levels; while more traditional value oriented sectors like financial services and pharmaceuticals gained ground.

International equity markets were disappointing, particularly the popular high growth sectors of telecommunications, media and technology (TMT). Some of these high growth companies in Europe and Japan reacted negatively in line with the NASDAQ corrections in the United States.

Looking ahead, economic forecasters are generally expecting that a downshift in U.S. demand will keep inflationary pressures from intensifying. This economic "soft landing" will hopefully reduce the odds of aggressive action by the Federal Reserve Board to hike interest rates. Slower profit growth as a result of slower economic growth should prevent a sharp correction in the stock market, yet most experts feel that "trading range" volatility may be around for some time. Structurally, the global economy is still achieving productivity growth and restructuring efficiencies that should bode positively for equity markets for the long term.




------------------
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.
(2) The Russell 2000 Index (a small cap index) consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends.

The Portfolio Partners, Inc. Portfolios ended the first six months of 2000 with generally very good short-term performance results despite the market's ups and downs. More importantly, their longer term risk and return characteristics are very competitive. Only the PPI Scudder International Growth Portfolio, down 8.79%, underperformed its Benchmark index, the Morgan Stanley Capital International Europe, Australia, Far East Index(3) (EAFE) which was down 4.06% for the six-month period. This Portfolio still remains significantly ahead of both its Index and competitive universe for the one-year period ending June 30, 2000.

Foreign stock market declines reflected a sharp shift from higher growth sectors to more traditional value-oriented sectors. The PPI Scudder Portfolio reduced its exposure to some of these areas, and began the second half of the year as a blend of growth and value stocks. This Portfolio has proven to outperform over the longer term; guided by its experienced management team.

All three PPI MFS managed Portfolios and the PPI T. Rowe Price managed Portfolio exceeded the unmanaged S&P 500 Index benchmark for the first half of the year, with PPI MFS Emerging Equities, PPI MFS Research Growth, PPI MFS Capital Opportunities and PPI T.Rowe Price Growth posting solid gains of 1.03%, 6.23%, 7.92% and 7.95% respectively. PPI MFS Emerging Equities was hurt by the aggressive corrections that occurred in a number of its highly valued, aggressive earnings growth holdings such as Microsoft, Cisco and internet plays.

PPI MFS Research Growth, PPI MFS Capital Opportunities and PPI T. Rowe Price Growth all benefited from market broadening; beating their peer groups, the Morningstar large growth (3.03%) and large blend (0.51%) universes by wide margins year-to-date. The PPI T. Rowe Price Growth Portfolio accomplished this while still maintaining nearly 17% of its assets in underperforming foreign equities.

Your Portfolios have weathered the market's volatility of the first half of the year very well. At Aetna Financial Services, we believe they remain well-managed investment options for the achievement of your financial lifegoals.

We are pleased to share the news that Aetna Inc. ("Aetna") has entered into an agreement to sell certain of its businesses, including PPI's investment adviser and principal underwriter, Aetna Life Insurance and Annuity Company ("ALIAC"), to ING Groep N.V. ("ING"). ING is an integrated financial services provider doing business in over sixty countries worldwide.

Consummation of the transaction is subject to a number of contingencies, including receipt of required shareholder, regulatory and other consents and approvals, and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change of control of ALIAC and, therefore, an assignment and termination of PPI's investment advisory and




------------------
(3) Morgan Stanley Capital International Europe, Australia, Far East index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East.

underwriting agreements with ALIAC. Consequently, it is anticipated that ALIAC will seek approval of new investment advisory and underwriting agreements from the PPI Board of Directors and, if necessary, the shareholders of each Portfolio prior to the closing of the transaction. Aetna has said that its goal is to close the transaction by the end of 2000.

We will keep you informed of future developments, and thank you for your confidence and trust.

Respectfully,

/s/ Laurie M. LeBlanc

Laurie M. LeBlanc

Total return figures include changes in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

               Portfolio Partners MFS Emerging Equities Portfolio
                            June 30, 2000 Commentary
--------------------------------------------------------------------------------

For the six months ended June 30, 2000, the Portfolio provided a total return of 1.03% (including the reinvestment of any distributions). This compares to a -0.42% return over the same period for the Standard & Poor's 500 Index(1) (S&P
500), and a 3.04% return for the Russell 2000 Total Return Index(2).

Late in the first quarter, there was a global correction in the high-growth segments of the market in which we invest. Fueled by investor concerns over further Federal Reserve Board (the Fed) interest rate increases, this correction in the valuations of technology, media, telecommunications, and biotechnology stocks continued into the first two months of the second quarter. Though the correction hampered the Portfolio's short-term performance earlier in the year, portfolio performance over the preceding 12 months has been very strong.

In early June, we began to see some signs that the Fed's six interest rate increases since last summer may have begun to slow the economy. Some key economic indicators including a modest rise in unemployment, a slowing in housing starts, and lower-than-expected wage gains, gave us hope that there will be fewer or no rate increases going forward. We have also seen more attractive valuations in the high-growth areas of the market, and we may have seen the lows in the NASDAQ Index(3) following a correction earlier this year. While we anticipate further market volatility as investors adjust to the latest news on the economy and interest rates, we view this as a period of opportunity. In our opinion, the recent correction was good for the markets in general because it returned stocks to valuations that made sense.

But in some cases the markets brought down what we believed were both healthy and unhealthy companies simultaneously, and that offered us the chance to buy healthy companies at what we felt were more reasonable prices.

In addition, we increased the aggressiveness of the portfolio by taking more positions in companies that were somewhat highly valued, even after the correction, but which our research indicated were strong prospects for high earnings growth. We believe this increased aggressiveness may help position us to outperform when the markets become more favorable.

This approach has consistently been part of our strategy for managing the fund in periods of volatility. In general, when we think the market is overly exuberant, we have tended to decrease our risk, and when we think aggressive growth stocks are depressed, we tend to increase the risk. Our experience has been that this has helped moderate the downside risk during a drop in the market and increased our upside potential coming out of a down turn.






------------------
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.
(2) The Russell 2000 Index (a small cap index) consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends.
(3) The NASDAQ Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation System.

               Portfolio Partners MFS Emerging Equities Portfolio
                        June 30, 2000 Commentary, cont'd
--------------------------------------------------------------------------------

We have positioned the Portfolio to capitalize on four major ideas. First, we foresaw the markets broadening, both by industry and by market capitalization. The fact that the Russell 2000 returned nearly twice the performance of the S&P 500 over the period offers some evidence of that. Whereas technology seemed to be the only sector doing well over much of the past year, we believe good performance recently broadened to include a larger number of sectors. Holdings in the Portfolio that have benefited from this trend include Republic Services Group, a waste-management company, and Applebee's, a restaurant chain.

Second, we think our software holdings such as BMC Software and Compuware may be strong performers later this year. This is an area within technology that did not do well recently because Year 2000 (Y2K) concerns, which caused companies to delay new software installations through the first half of 2000. We expect this area to come back as expanding Internet initiatives and other new technologies force companies to upgrade their software in order to remain competitive.

Third, we believe that companies building the Internet's infrastructure, such as Network Solutions, Oracle, and Cisco, will continue to prosper from Internet growth. We expect that one of the biggest drivers of this growth will be businesses seizing upon Internet applications to reduce costs and increase productivity.

A fourth theme in the portfolio is business services companies such as First Data and Affiliated Computer Services. We view these companies as playing a key role in the current economic boom by providing services that make it possible for larger firms to accomplish the outsourcing, downsizing, and restructuring that are allowing them to increase their productivity and earnings.

Our two largest holdings in the Portfolio are Oracle and Cisco. We view Oracle and Cisco as the software and communications leaders of the Internet, and the Internet as the biggest emerging growth area in the economy. So, in spite of their size and maturity, we feel these are still very much emerging growth companies. Although it is not readily apparent from looking at the Portfolio's top 10 holdings, there are over 400 other company stocks that are owned; many of which we believe could be major contributors to the Portfolio in the future. A very important part of our investment process is finding these new holdings that could potentially move up to top 10 positions. That said, this is the first year we've sold off a portion of our Oracle and Cisco holdings because rising share prices over an extended period increased our initial purchases to very large positions in the portfolio. These sales were purely for reasons of diversification, and shareholders should not interpret them as diminished enthusiasm for either company on our part.


Respectfully,

John W. Ballen
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed. The portfolio is actively managed, and current holdings may be different.

Total return figures include changes in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

                Portfolio Partners MFS Research Growth Portfolio
                            June 30, 2000 Commentary
--------------------------------------------------------------------------------


For the six months ended June 30, 2000, the Portfolio provided a total return of 6.23% (including the reinvestment of any distributions). This compares to a -0.42% return for the Standard & Poor's 500 Index(1) (S&P 500) for the same period.

Historically, investment trends and styles have gone in and out of favor with investors. Consequently, we don't spend too much time trying to determine when value or growth, small-cap or large-cap stocks will move in and out of the spotlight. Instead, we focus on finding dominant business franchises with outstanding management driving accelerating earnings growth. It's a bottom-up approach that's based on intensive hands-on research and the best ideas of our analysts. This approach has led us to some very rewarding growth opportunities, and the Portfolio has held on to its favorable returns during the six-month period despite the weakness we've seen in the market over the past few months.

Beyond performance, however, we believe there are other factors that distinguish this portfolio from its competitors. First and foremost, we believe the depth and talent of our equity analysts are big advantages. We have more than 35 equity research analysts at MFS, all contributing their best ideas to the portfolio. As a result, there is a great deal of information sharing, starting with our in-depth balance sheet and earnings analysis. At the same time, we all spend a great deal of time on the road meeting with management of companies, as well as with employees, competitors, and suppliers. We also have a lot of flexibility with the portfolio. We can look at any market capitalization, location, or industry. Overall, we lean toward the more dynamic areas of the economy, focusing on companies that we believe are at the forefront of innovation and are benefiting from their competitive advantages.

We're finding opportunities in a wide range of areas, but some industries that have recently performed well for the portfolio are energy, insurance, and pharmaceuticals. In the energy sector, exploration and production companies such as Global Marine and Transocean have rallied significantly due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth at many energy services companies. Despite a fairly long stretch of weak performance from insurance stocks such as Hartford Financial and ReliaStar, we held on to these companies because we believed in their long-term prospects and the possibility of consolidation in the industry. Recently, we've seen an increase in merger and acquisition activity in this group, which has boosted the performance of these holdings. In the first quarter of 2000, we took advantage of weakness in pharmaceuticalstocks to increase our holdings in what we believe are top-notch companies with strong track records, such as Warner Lambert, Pharmacia, American Home Products, and Bristol-Myers Squibb. Some of these stocks have come back strong in the second quarter, and we believe they still offer attractive growth prospects.




------------------
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

                Portfolio Partners MFS Research Growth Portfolio
                        June 30, 2000 Commentary, cont'd
--------------------------------------------------------------------------------

We've also increased the portfolio's exposure to wireless communications stocks because we see tremendous growth opportunities for these companies. A few years ago, roughly 3% of worldwide communications were handled over wireless networks. Now that percentage has mushroomed to double digits, and we believe similar growth lies ahead. We expect revenue growth for many wireless companies to rise 25% to 50% per year, and international revenues could be even higher. Given our outlook for dramatic growth in this industry, we like the risk/reward profile of these stocks.

Despite what we think may be a somewhat less robust environment for consumer spending, we also like companies such as CVS and Safeway because they're noncyclical. People have to buy prescriptions, household products, and groceries, regardless of the economic environment. We also happen to think these are two of the best-run companies in their respective industries. Additionally, we've increased our positions in Intel and EMC Corp. because we see demand for their products and services accelerating, their fundamental business prospects are strong, and we ultimately believe they can maintain their leadership positions in their markets.

Respectfully,

Alec C. Murray
Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Portfolio under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

Total return figures include changes in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

                       MFS Capital Opportunities Portfolio
                            June 30, 2000 Commentary
--------------------------------------------------------------------------------

For the six months ended June 30, 2000, the Portfolio provided a total return of 7.92% (including the reinvestment of any distributions). This compares to a 1.20% return for the average capital appreciation portfolio tracked by Lipper Inc.(1), an independent firm that reports performance and to a -0.42% return for the Portfolio's benchmark, the Standard & Poor's 500 Index(2) (S&P 500).

The market has been extremely volatile over the period, driven mainly by interest-rate concerns. Technology and telecommunications stocks led the market between November and March, as interest rates climbed and investors abandoned stocks in more economically sensitive sectors. Valuations in the technology and telecommunications sectors reached what seemed like ridiculously high levels, especially given that many companies showed no sign of being profitable anytime soon. Investors finally got nervous and started selling technology and telecom names, leading to volatility in the S&P 500 through much of the spring. This shift caused some liquidity problems in the market - especially among small- and mid-cap names. As technology stocks slid, safe-haven sectors like drugs, utilities, and food benefited. In May, we finally started seeing data that suggested the economy was slowing. This led to speculation that the Federal Reserve Board (the Fed) might be nearly done raising interest rates, and investors began moving back into technology stocks.

We stuck to our disciplined investment strategy, buying stocks with strong earnings growth that were selling at reasonable prices and selling them when we felt they were fully valued. We tried not to get caught up in the herd instinct known as momentum buying. Instead, we took advantage of stock price weakness to buy names that we liked. A good example is Corning, a position we started adding to back in January. We believe this is a company that is mostly known for its plasticware, when in fact it's the leading manufacturer worldwide of the fiber used in the fiber-optic networks being built for high-speed data and Internet transmission. Its stock price bounced around a lot during the technology debacle. But earnings accelerated during the spring and more investors began to understand the importance of Corning's fiber business. By the end of May, the stock had more than doubled from its November 30 price. Several other large investments also did quite well, including Mannesmann, a German wireless and wireline company that was bought out at a nice premium by Vodafone, AirTouch PLC, a leading international mobile telecom provider.

During the recent volatility, we maintained a sizable stake in the telecommunications and technology sectors but used the volatility to change our holdings. We sold positions whose quality we were concerned about and trimmed stocks that had held up well, including well-known names such as Oracle and Cisco. We used the proceeds to buy stocks like Vodafone that we liked but hadn't had big positions in because they had been too expensive. We also bought some lesser-known names at what we thought were attractive prices. Among them were ADC Telecom, a networking stock; Telesystem International

------------------
(1) Lipper Analytical Services capital appreciation fund average represents an average return for the universe of capital appreciation funds. Please note that averages are unmanaged and so not take into account any fees and expenses of the individual funds that they track. Individuals cannot invest directly in any average.
(2) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

                       MFS Capital Opportunities Portfolio
                        June 30, 2000 Commentary, cont'd
--------------------------------------------------------------------------------

Wireless, a small cellular company with investments in Eastern Europe, Brazil, and Asia; and Cabletron Systems, a mid-size company involved in both networking and high-end consulting. We kept stocks like Nortel Networks - a Canadian leader in the optical business - that we thought had strong earnings growth prospects not fully reflected in their stock prices.

Our energy investments contributed well to our strong performance during the period. We had more than doubled our energy stake late last year on the expectation that oil prices were bottoming. Our biggest increase was in the oil services area in companies that supply services and equipment for drilling rigs and oil wells. One of our largest investments was Baker-Hughes, which was the cheapest stock in its group last fall primarily due to management problems. The stock has since rebounded nicely, thanks to both restructuring and the rally in oil prices this past winter. We also added to exploration and production stocks like Noble Drilling, as well as to natural gas pipeline stocks like Enron, Coastal, and Dynergy - all of which did quite well during the period.

We continued to find some good buying opportunities overseas, including Samsung Electronics, a South Korean supplier of cellular handsets and memory chips, and NTL, which is involved in acquiring cable firms. We also bought some telecommunications stocks - including Nextlink and Allegiance Telecom - when their stock prices took a nosedive this spring. Earlier this winter, when drug stocks tumbled on worries about changes in Medicare reimbursement policies, we added shares of Pharmacia, Warner-Lambert, and Bristol-Myers Squibb. Another area in which we did some selective buying was financial services, where we added to existing holdings like AXA Financial. We also increased our stake in AES, a leading worldwide independent power producer that's benefiting from the deregulation of electric power generation. Many of these stocks have appreciated significantly since we purchased them.

It's impossible to forecast the direction of interest rates or the market. We could well be near the end of the Fed's increases -- which would bode well for the market -- or we could continue to see volatility. Under either scenario, we'll maintain our disciplined investment strategy, looking for earnings growth at a reasonable price wherever we can find it. Our approach is to be patient and not panic even when the market seems like a roller coaster.

Respectfully,

Maura A. Shaughnessy
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

Total return figures include changes in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

                   PPI Scudder International Growth Portfolio
                            June 30, 2000 Commentary
--------------------------------------------------------------------------------

For the first six months of the year, the Portfolio has returned -8.79%, undperforming its benchmark, the MSCI EAFE(1) return of -4.06%. The peer group average as measured by Morningstar Foreign Stock,(2) returned an average of -3.99%.

Our under-performance relative to the benchmark reflects the sharp switch in investor sentiment away from the higher growth, higher valuation TMT (Telecommunication, Media & Technology) sectors in favor of more traditional, value-oriented sectors. The TMT sectors dominated the top-performing list for the first quarter, despite significant profit taking in March. Exceptionally strong growth prospects, technological innovation and industry consolidation remains the driver of those sectors. The rapid development of new technologies to access the Internet, such as televisions, palm held devices and mobile phones are creating large scale convergence between the TMT sectors. Companies active in these fields are fast seeking to position themselves in the regional or increasingly global market place, often through consolidation. Companies pursuing important deals in this field include Vodafone Airtouch, the international cellular operator, Vivendi, the French medial and telecom conglomerate and Seat, the Italian business publisher and Internet portal.

During the second quarter, the unexpectedly high price paid in the United Kingdom for next generation telecommunications spectrum had a significant negative impact on most European telecom operators, including Portfolio holdings: Vodafone Airtouch (UK), KPN (Netherlands) and Deutsche Telecom (Germany). The portfolio was also hurt by declines in electronic component suppliers such as Murata (Japan) and Epocs (Germany), which fell victim to profit-taking following strong earlier gains.

Worries about interest rate hikes in the United States, Europe and even Japan combined with uncertain growth prospects in these markets, lead to a more cautious overall investment environment. This generally benefited the performance of a number of traditionally defensive sectors such as pharmaceuticals, food producers and utilities.

In Japan, the outlook for the market has become a bit cloudier. The reforms undertaken last year to salvage the banking industry are still being pursued. Much of the easy progress has been made and the market has rewarded bank stocks strongly. However, the country still suffers from a lack of consumer confidence. Unemployment and high profile industry employment cutbacks are negatively affecting consumption levels in Japan. A recovery in domestic demand remains imperative for the Japanese economy to regain its health.

We continued the process of reducing exposure to areas where valuations had become less fundamentally grounded, which was particularly true of the TMT field. While we have continued to commit funds to this area, we are placing greater emphasis on blue chip companies with strong market positions and sustainable cashflows and where growth prospects are still undervalued. Nortel Networks and Alcatel, both providers of infrastructure to the telecommunication industry, are examples of this strategy.




------------------
(1) Morgan Stanley Capital International Europe, Australia, Far East index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.
(2) The Morningstar Foreign Stock Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Individuals cannot invest directly in any average.

                   PPI Scudder International Growth Portfolio
                        June 30, 2000 Commentary, cont'd
--------------------------------------------------------------------------------

We also reduced exposure to the more economically sensitive areas of the Portfolio, as it became clearer that the central banks in the United States, and to a lesser extent Europe, are committed to slowing economic growth. This changed the risk reward profile of some of the more cyclical holdings, leading us to exit names like Usinor and Thyssen, the French and German integrated steel producers and Lafarge in the construction industry.

In addition, we continue to hold large positions in companies that are undergoing important fundamental changes. The Portfolio holds a number of companies that are in the process of restructuring in order to take advantage of the potential gains in their earnings growth. An important benefit of investing in companies such as these is that their relative performance tends to be strong in both up and down markets due to improving fundamentals. Siemens, the largest German industrial company, provides an excellent illustration of this trend. During the last 24 months, the company has successfully restructured its business portfolio, reduced its operating costs, and drastically cut its product portfolio. Help by an improving economic environment, this process has led to a sharp improvement in the company's earnings per share and stock price performance.

We have increased our exposure to the financial sector in Europe, in both insurance and banking. Financials, in particular the banks, have declined significantly over the past couple years as further consolidation hopes had died down, the internet threatened the demise of traditional banking models, and interest rates were on the uptick. Our decision to re-emphasize this sector was triggered by expectations that the bad news was now fully discounted. In addition, there was growing evidence that the restructuring and consolidation of this industry was accelerating, while quality management has been able to define promising strategies to use the Internet to their advantage.

As we enter into the second half of the year, the Portfolio remains a blend of growth and value stocks. We focus on beneficiaries of the new economy growth sectors, as well as those we expect to survive as winners in the restructuring and adaptation of the old economy. While the progress of restructuring is more advanced in Europe, it is relentless as well in Japan. We do expect U.S. economic growth to slow - resulting in a global "soft-landing" - in the wake of recent interest rate increases. Continental European economic growth will remain strong relative to Japan and the United Kingdom.

Respectfully,

Irene Cheng
Lead Portfolio Manager

The views expressed are those of the portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a fund's portfolio, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Past performance is no guarantee of future results.

Total return figures include changes in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

            Portfolio Partners T. Rowe Price Growth Equity Portfolio
                            June 30, 2000 Commentary
--------------------------------------------------------------------------------

Some people say the only thing constant is change, and we are inclined to agree after observing the shifting landscape in the stock market during the past six months. Last year ended on a note of Internet euphoria, but it faded in the New Year with rigorous evaluation of a company's prospects and a subsequent reevaluation of stock prices. In addition, several quarters of strong economic growth have fueled concerns about higher inflation and interest rates. In short, a welcome realism has returned to the stock market, although we are happy to report that your fund bucked the trend and posted solid returns for the first half of 2000.

The first half of the year was particularly volatile, highlighted by a steep correction in April following a strong rally in the first quarter of the year. However, in the face of the severe sell-off, which damaged many equity sectors, your fund provided a solid return for the six-month period, well ahead of the unmanaged Standard & Poor's 500 Stock Index(1) and the Morningstar Large Cap Growth Average(2) universes. Our strong return for the half-year was driven by our investment in wireless communication, semiconductor, and pharmaceutical companies.

                                                 TOTAL RETURNS FOR PERIODS ENDED
                                                            6/30/00
                                                --------------------------------
                                                  6 MONTHS          1 YEAR
--------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth
Equity Portfolio*                                   7.95%           21.43%
--------------------------------------------------------------------------------
Morningstar Large Growth Category Average           3.03%           27.14%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                -0.43%            7.24%
--------------------------------------------------------------------------------

*Source: Investors Bank & Trust. Total return includes change in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, the performance would be lower.

Two trends emerged in the last six months that should reward your portfolio over time. The first was a return to saner measures of valuation. The second was a slight deceleration in economic growth.

Benjamin Graham, one of the most influential investment philosophers of the twentieth century, once said that in the short term the market is a voting machine, and in the long term it is a weighing machine. He meant that short-term swings reflect the passing whims of investors, while value finds its true level over time. Since we are long-term investors who buy stocks of companies we would like to own, we attempt to "weigh" the value of companies by using the best measure we know of: current and future cash generation. There are times when the short-term voting machine puts its faith in a different set of investment characteristics, and last year was one of those times. During such periods, long-term investors who understand the benefit of sound financial underpinnings for a company can only scratch their heads and try to position themselves for the eventual emergence of true value. Fortunately, during the past six months, the market has begun to swing toward our view of market valuations, and your Portfolio has been rewarded. While only time will tell whether this trend will continue, we are confident that Ben Graham's famous dictum is as valid today as it was in the early 1900s.






------------------
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.
(2) The Morningstar Large Cap Growth Fund Average is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Individuals cannot invest directly in any average.

            Portfolio Partners T. Rowe Price Growth Equity Portfolio
                        June 30, 2000 Commentary, cont'd
--------------------------------------------------------------------------------

The economy appears to be cooling somewhat, and cost inflation seems to be rising while market prices remain stable, except for oil and some petroleum derivatives. When the waters get choppy and the sky grows dark, the premium increases for a good captain with sound navigation skills to weather the passing storm. We will not always get it right, but we are confident that the companies in your portfolio are run exceedingly well and should continue to shine in the coming months.

Outside of the United States, economic growth appears to be increasing, while political deregulation of the economy should keep inflation in check. We view this as a positive sign for large-cap growth companies, since they tend to be more global in nature than their smaller-cap brethren.

Last year ended with extremely narrow stock leadership, but performance broadened considerably in the first six months of 2000. In the growth universe, pharmaceuticals, and HMO's reversed their early 1999 declines with strong results. Optical infrastructure and semiconductors drove the powerful move in the technology sector. Biotechnology and associated equipment providers also posted strong returns.

The key to your fund's sound performance over the past six months was our focus on several macroeconomic trends that we saw developing, and our avoidance of problems specific to individual companies.

During the period, we built positions in Gillette and Philips Electronics and created positions in Providian Financial and SDL. We attempted to take advantage of the market's fickleness by buying and selling America Online and purchasing newer growth companies like Ariba when the market corrected in early spring.

While we still struggle with the valuations and future prospects of many New Economy companies, we do feel that change is constant and shifting market currents need to be recognized. Accordingly, we will consider owning more of these companies when their future appears clearer to us, and their stock valuations have more solid financial underpinnings to support them.

As we enter the last six months of 2000, it seems to us that the long series of rate hikes by the Federal Reserve is succeeding in slowing the economy from its robust pace without tipping it into recession. Over the near-term, with uncertainty about the future of interest rates still in the air, stocks may experience a bit of pressure. Longer term, however, a smooth transition to slower growth should be beneficial. Risk was a word that was not considered much in 1999, but investors have rediscovered its meaning as we progress through the year 2000.

We believe the U.S. economy will continue on its healthy path and that inflation, while rising in recent months, should remain contained at an acceptable level. We will continue to monitor the health of your holdings and we remain optimistic about their growth prospects.

Respectfully submitted,

Robert W. Smith
Portfolio Manager


The views expressed are those of the portfolio manager as of June 30, 2000, and are subject to change based on market and other conditions. Information about a fund's portfolio, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Past performance is no guarantee of future results.

Total return figures include changes in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                   MFS Emerging
                                                Equities Portfolio
                                                For the Six Months
                                               Ended June 30, 2000
                                                    (unaudited)
                                               ---------------------
Net asset value, beginning of period .........      $    82.83
                                                    ----------
Income from investment operations:
 Net investment income (loss) ................           (0.28)
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................            1.14
                                                    ----------
    Total income from investment
     operations ..............................            0.86
                                                    ----------
Less Distributions:
 Net investment income .......................              --
 Net realized gain on sale
  of investments .............................              --
                                                    ----------
    Total distributions ......................              --
                                                    ----------
Net asset value, end of period ...............       $   83.69
                                                    ==========
Total return .................................            1.03%
Net assets, end of period (000's) ............      $1,604,939
Ratio of total expenses to average net
 assets ......................................            0.80%
Ratio of net investment income to
 average net assets ..........................           (0.69)%
Portfolio turnover rate ......................            5.02%

                                                                                              MFS Emerging
                                                                                           Equities Portfolio
                                                                                              period from
                                                   MFS Emerging         MFS Emerging       November 28, 1997
                                                Equities Portfolio   Equities Portfolio      (commencement
                                                    Year Ended           Year Ended          of operations)
                                                 December 31, 1999    December 31, 1998   to December 31, 1997
                                                ------------------   ------------------   --------------------
Net asset value, beginning of period .........      $    55.44           $    42.91            $  43.39
                                                    ----------           ----------            --------
Income from investment operations:
 Net investment income (loss) ................           (0.43)               (0.21)               0.09
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................           28.46                12.88               (0.57)
                                                    ----------           ----------            --------
    Total income from investment
     operations ..............................           28.03                12.67               (0.48)
                                                    ----------           ----------            --------
Less Distributions:
 Net investment income .......................              --                (0.11)                 --
 Net realized gain on sale
  of investments .............................           (0.64)               (0.03)                 --
                                                    ----------           ----------            --------
    Total distributions ......................           (0.64)               (0.14)                 --
                                                    ----------           ----------            --------
Net asset value, end of period ...............      $    82.83           $    55.44            $  42.91
                                                    ==========           ==========            ========
Total return .................................           50.88%               29.67%              (1.13)%(1)
Net assets, end of period (000's) ............      $1,532,002           $1,069,040            $768,108
Ratio of total expenses to average net
 assets ......................................            0.80%                0.81%               0.81%(2)
Ratio of net investment income to
 average net assets ..........................           (0.70)%              (0.45)%              2.31%(2)
Portfolio turnover rate ......................            9.97%                4.64%               0.07%(1)

(1) Not annualized.
(2) Annualized.
 *  Rounds to less than $0.01.*



16  See Notes to Financial Statements.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                    MFS Research
                                                  Growth Portfolio
                                                 For the Six Months
                                                Ended June 30, 2000
                                                    (unaudited)
                                                --------------------
Net asset value, beginning of period .........        $  14.78
                                                      --------
Income from investment operations:
 Net investment income (loss) ................           (0.01)
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................            0.93
                                                      --------
    Total income from investment
     operations ..............................            0.92
                                                      --------
Less Distributions:
 Net investment income .......................              --
 Net realized gain on sale of
  investments ................................              --
                                                      --------
    Total distributions ......................              --
                                                      --------
Net asset value, end of period ...............        $  15.70
                                                      ========
Total return .................................            6.23%
Net assets, end of period (000's) ............        $579,471
Ratio of total expenses to average net
 assets ......................................            0.84%
Ratio of net investment income to
 average net assets ..........................           (0.12)%
Portfolio turnover rate ......................           54.68%

                                                                                            MFS Research
                                                                                          Growth Portfolio
                                                                                            Period from
                                                   MFS Research        MFS Research      November 28, 1997
                                                 Growth Portfolio    Growth Portfolio      (commencement
                                                    Year Ended          Year Ended         of operations)
                                                December 31, 1999   December 31, 1998   to December 31, 1997
                                                -----------------   -----------------   --------------------
Net asset value, beginning of period .........       $  11.93           $   9.71             $   9.89
                                                     --------           --------             --------
Income from investment operations:
 Net investment income (loss) ................          (0.00)*             0.02                   --
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................           2.88               2.20                (0.18)
                                                     --------           --------             --------
    Total income from investment
     operations ..............................           2.88               2.22                (0.18)
                                                     --------           --------             --------
Less Distributions:
 Net investment income .......................          (0.03)                --                   --
 Net realized gain on sale of
  investments ................................             --                 --                   --
                                                     --------           --------             --------
    Total distributions ......................          (0.03)                --                   --
                                                     --------           --------             --------
Net asset value, end of period ...............       $  14.78           $  11.93             $   9.71
                                                     ========           ========             ========
Total return .................................          24.03%             23.00%               (1.82)%(1)
Net assets, end of period (000's) ............       $553,414           $491,537             $399,548
Ratio of total expenses to average net
 assets ......................................           0.85%              0.85%                0.85%(2)
Ratio of net investment income to
 average net assets ..........................          (0.03)%             0.23%                0.22%(2)
Portfolio turnover rate ......................          86.07%             97.51%               57.88%(1)

(1) Not annualized.
(2) Annualized.
 * Rounds to less than $0.01.

                                          See Notes to Financial Statements.  17

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                      MFS Capital
                                                Opportunities Portfolio
                                                   For the Six Months
                                                  Ended June 30, 2000
                                                      (unaudited)
                                                -----------------------
Net asset value, beginning of period .........          $  54.77
                                                        --------
Income from investment operations:
 Net investment income (loss) ................             (0.08)
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................              4.43
                                                        --------
    Total income from investment
     operations ..............................              4.35
                                                        --------
Less Distributions:
 Net investment income .......................                --
 Net realized gain on sale of
  investments ................................                --
                                                        --------
    Total distributions ......................                --
                                                        --------
Net asset value, end of period ...............          $  59.12
                                                        ========
Total return .................................              7.92%
Net assets, end of period (000's) ............          $432,353
Ratio of total expenses to average net
 assets ......................................              0.90%
Ratio of net investment income to
 average net assets ..........................             (0.31)%
Portfolio turnover rate ......................             66.72%

                                                                                             MFS Value
                                                                                          Equity Portfolio
                                                                                            Period from
                                                    MFS Value           MFS Value        November 28, 1997
                                                 Equity Portfolio    Equity Portfolio      (commencement
                                                    Year Ended          Year Ended         of operations)
                                                December 31, 1999   December 31, 1998   to December 31, 1997
                                               ------------------- ------------------- ---------------------
Net asset value, beginning of period .........       $  37.86           $  29.91             $  29.49
                                                     --------           --------             --------
Income from investment operations:
 Net investment income (loss) ................          (0.08)              0.05                 0.05
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................          18.22               7.94                 0.37
                                                     --------           --------             --------
    Total income from investment
     operations ..............................          18.14               7.99                 0.42
                                                     --------           --------             --------
Less Distributions:
 Net investment income .......................          (0.05)             (0.04)                  --
 Net realized gain on sale of
  investments ................................          (1.18)                --                   --
                                                     --------           --------             --------
    Total distributions ......................          (1.23)             (0.04)                  --
                                                     --------           --------             --------
Net asset value, end of period ...............       $  54.77           $  37.86             $  29.91
                                                     ========           ========             ========
Total return .................................          48.79%             26.74%                1.43%(1)
Net assets, end of period (000's) ............       $323,059           $194,926             $134,508
Ratio of total expenses to average net
 assets ......................................           0.90%              0.90%                0.90%(2)
Ratio of net investment income to
 average net assets ..........................          (0.20)%             0.17%                1.98%(2)
Portfolio turnover rate ......................         170.59%            141.31%               12.06%(1)

(1) Not annualized.
(2) Annualized.
 * Rounds to less than $0.01.


18  See Notes to Financial Statements.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                Scudder International
                                                   Growth Portfolio
                                                  For the Six Months
                                                 Ended June 30, 2000
                                                     (unaudited)
                                                ---------------------
Net asset value, beginning of period .........         $  25.49
                                                       --------
Income from investment operations:
 Net investment income (loss) ................             0.08
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................            (2.32)
                                                       --------
    Total income from investment
     operations ..............................            (2.24)
                                                       --------
Less Distributions:
 Net investment income .......................               --
 Net realized gain on sale of
  investments ................................               --
                                                       --------
    Total distributions ......................               --
                                                       --------
Net asset value, end of period ...............         $  23.25
                                                       ========
Total return .................................            (8.79)%
Net assets, end of period (000's) ............         $676,050
Ratio of total expenses to average net
 assets ......................................             1.00%
Ratio of net investment income to
 average net assets ..........................             0.69%
Portfolio turnover rate ......................            46.20%

                                                                                                Scudder International
                                                                                                  Growth Portfolio
                                                                                                     Period from
                                                Scudder International   Scudder International     November 28, 1997
                                                   Growth Portfolio        Growth Portfolio         (commencement
                                                      Year Ended              Year Ended           of operations)
                                                  December 31, 1999       December 31, 1998     to December 31, 1997
                                                ---------------------   ---------------------   ---------------------
Net asset value, beginning of period .........        $  16.76                $  14.10                $  13.88
                                                      --------                --------                --------
Income from investment operations:
 Net investment income (loss) ................            0.12                    0.13                      --
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................            9.44                    2.56                    0.22
                                                      --------                --------                --------
    Total income from investment
     operations ..............................            9.56                    2.69                    0.22
                                                      --------                --------                --------
Less Distributions:
 Net investment income .......................           (0.02)                  (0.03)                     --
 Net realized gain on sale of
  investments ................................           (0.81)                     --                      --
                                                      --------                --------                --------
    Total distributions ......................           (0.83)                  (0.03)                     --
                                                      --------                --------                --------
Net asset value, end of period ...............        $  25.49                 $ 16.76                $  14.10
                                                      ========                ========               =========
Total return .................................           58.41%                  19.09%                   1.58%(1)
Net assets, end of period (000's) ............        $704,999                $432,651                $378,200
Ratio of total expenses to average net
 assets ......................................            1.00%                   1.00%                   1.00%(2)
Ratio of net investment income to
 average net assets ..........................            0.70%                   0.83%                   0.12%(2)
Portfolio turnover rate ......................           82.03%                  68.85%                   3.01%(1)

(1) Not annualized.
(2) Annualized.
 * Rounds to less than $0.01.


                                          See Notes to Financial Statements.  19

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for each period:

                                                T. Rowe Price Growth
                                                  Equity Portfolio
                                                 For the Six Months
                                                 Ended June 30, 2000
                                                     (unaudited)
                                                --------------------
Net asset value, beginning of period .........        $  66.00
                                                      --------
Income from investment operations:
 Net investment income (loss) ................            0.12
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................            5.13
                                                      --------
    Total income from investment
     operations ..............................            5.25
                                                      --------
Less Distributions:
 Net investment income .......................              --
 Net realized gain on sale of
  investments ................................              --
                                                      --------
    Total distributions ......................              --
                                                      --------
Net asset value, end of period ...............        $  71.25
                                                      ========
Total return .................................            7.95%
Net assets, end of period (000's) ............        $724,850
Ratio of total expenses to average net
 assets ......................................            0.75%
Ratio of net investment income to
 average net assets ..........................            0.08%
Portfolio turnover rate ......................           35.49%

                                                                                              T. Rowe Price Growth
                                                                                                Equity Portfolio
                                                                                                  Period from
                                                T. Rowe Price Growth   T. Rowe Price Growth    November 28, 1997
                                                  Equity Portfolio       Equity Portfolio        (commencement
                                                     Year Ended             Year Ended           of operations)
                                                  December 31, 1999      December 31, 1998    to December 31, 1997
                                                --------------------   --------------------   --------------------
Net asset value, beginning of period .........        $  55.31               $  43.61              $  42.74
                                                      --------               --------              --------
Income from investment operations:
 Net investment income (loss) ................            0.15                   0.30                  0.06
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................           11.99                  11.66                  0.81
                                                      --------               --------              --------
    Total income from investment
     operations ..............................           12.14                  11.96                  0.87
                                                      --------               --------              --------
Less Distributions:
 Net investment income .......................           (0.26)                 (0.17)                   --
 Net realized gain on sale of
  investments ................................           (1.19)                 (0.09)                   --
                                                      --------               --------              --------
    Total distributions ......................           (1.45)                 (0.26)                   --
                                                      --------               --------              --------
Net asset value, end of period ...............        $  66.00               $  55.31              $  43.61
                                                      ========               ========              ========
Total return .................................           22.32%                 27.60%                 2.03%(1)
Net assets, end of period (000's) ............        $703,454               $521,484              $371,194
Ratio of total expenses to average net
 assets ......................................            0.75%                  0.75%                 0.75%(2)
Ratio of net investment income to
 average net assets ..........................            0.30%                  0.65%                 1.58%(2)
Portfolio turnover rate ......................           53.40%                 57.58%                 2.94%(1)

(1) Not annualized.
(2) Annualized.
 * Rounds to less than $0.01.


20  See Notes to Financial Statements.

MFS Emerging Equities Portfolio
Schedule of Investments
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                          Number of                Market
                                                            Shares                 Value
                                                          ---------            --------------
COMMON STOCKS (98.1%)
Advertising (0.2%)
Mail-Well, Inc.* .......................................   130,000             $    1,121,250
Young & Rubicam, Inc. ..................................    45,000                  2,573,438
                                                                               --------------
                                                                                    3,694,688
                                                                               --------------
Airlines (0.0%)
Carey International, Inc.* .............................     3,700                     51,338
                                                                               --------------
Automotive (0.0%)
National Equipment Services, Inc.* .....................    11,300                     67,800
                                                                               --------------
Banks and Credit Companies (0.0%)
Nextcard, Inc.* ........................................    43,100                    366,350
                                                                               --------------
Biotechnology (0.0%)
Guidant Corp.* .........................................     6,500                    321,750
                                                                               --------------
Business Machines (0.2%)
Dell Computer Corp.* ...................................    15,600                    769,275
Motorola, Inc. .........................................    58,450                  1,698,703
                                                                               --------------
                                                                                    2,467,978
                                                                               --------------
Business Machines--Peripherals (0.3%)
Seagate Technology, Inc.* ..............................    83,100                  4,570,500
                                                                               --------------
Business Services (6.2%)
Affiliated Computer Services, Inc., Class A* ...........     7,600                    251,275
Avenue A, Inc.* ........................................     1,600                     14,100
BISYS Group, Inc.* .....................................    22,100                  1,359,150
Cambridge Technology Partners, Inc.* ...................   107,400                    936,399
Ceridian Corp.* ........................................   174,900                  4,208,531
Complete Business Solutions, Inc.* .....................    29,100                    511,069
Computer Sciences Corp.* ...............................    72,900                  5,444,719
Concord EFS, Inc.* .....................................    67,250                  1,748,500
Cotelligent Group, Inc.* ...............................    27,200                    154,700
Cysive, Inc.* ..........................................    10,900                    260,238
Danka Business Systems PLC ADR
  (Great Britain)* .....................................   334,100                  1,294,639
Digimarc Corp.* ........................................     1,370                     52,745
Digital Impact, Inc.* ..................................     1,460                     20,623
DST Systems, Inc.* .....................................    20,900                  1,591,013
eLoyalty Corp.* ........................................    20,100                    256,275
Encompass Service Corp.* ...............................   121,596                    699,177
First Data Corp. .......................................   481,600                 23,899,399
Fiserv, Inc.* ..........................................     4,400                    190,300
F.Y.I., Inc.* ..........................................    72,000                  2,425,500
Galileo International, Inc. ............................     7,000                    146,125
Gartner Group, Inc., Class A* ..........................     5,900                     70,800
ICT Group, Inc.* .......................................       500                      4,781
Ikon Office Solutions, Inc. ............................   208,100                    806,389
IMR Global Corp.* ......................................    65,300                    852,981
Interim Services, Inc.* ................................    65,000                  1,153,750
ITXC Corp.* ............................................     7,675                    271,743
Keynote Systems, Inc.* .................................     1,475                    104,080

                                                          Number of                Market
                                                            Shares                 Value
                                                          ---------            --------------
Business Services (continued)
kforce.com, Inc.* ......................................    48,300             $      335,081
Lante Corp.* ...........................................     2,090                     42,714
Learning Tree International, Inc.* .....................    14,200                    869,750
Liberate Technologies, Inc.* ...........................    15,700                    460,206
Luminant Worldwide Corp.* ..............................     4,325                     38,655
Management Network Group, Inc.* ........................       930                     32,550
Modis Professional Services, Inc.* .....................   987,600                  8,764,949
Neoforma.com, Inc.* ....................................     3,590                     25,242
Netsolve, Inc.* ........................................       950                     24,700
NOVA Corp.* ............................................    33,150                    926,128
Organic, Inc.* .........................................       590                      5,753
Personnel Group of America, Inc.* ......................    32,100                     94,294
Predictive Systems, Inc.* ..............................       400                     14,375
Proxicom, Inc.* ........................................    44,300                  2,120,863
PRT Group, Inc.* .......................................   145,700                    163,913
RCM Technologies, Inc.* ................................    42,400                    312,700
Renaissance Worldwide, Inc.* ...........................   148,800                    232,500
Silverstream Software, Inc.* ...........................     4,500                    259,875
SmartForce PLC ADR (Ireland)* ..........................    70,400                  3,379,200
Snyder Communications, Inc.* ...........................    21,600                    513,000
Stewart Enterprises, Inc. ..............................    22,000                     77,689
Sungard Data Systems, Inc.* ............................    23,100                    716,100
Syntel, Inc.* ..........................................    15,000                    150,000
Tanning Technology Corp.* ..............................     3,000                     57,750
Technology Solutions Co.* ..............................    20,100                    124,369
Tickets.com, Inc.* .....................................       650                      2,214
Tier Technologies, Inc.* ...............................     2,500                     13,125
Transaction Systems Architects, Inc., Class A* .........       500                      8,563
Trintech Group PLC ADR (Ireland)* ......................    29,250                    576,316
Universal Access, Inc.* ................................     1,360                     33,320
Ventro Corp.* ..........................................     4,225                     79,747
VeriSign, Inc.* ........................................   146,997                 25,944,970
Vestcom International, Inc.* ...........................    10,000                     35,625
Visx, Inc.* ............................................   143,600                  4,029,775
Wireless Facilities, Inc.* .............................     1,000                     50,938
                                                                               --------------
                                                                                   99,245,950
                                                                               --------------
Cellular Phones (0.4%)
Sprint Corp. (PCS Group)* ..............................    92,500                  5,503,750
Tritel, Inc.* ..........................................     1,750                     51,953
Triton PCS Holdings, Inc., Class A* ....................     4,450                    256,988
                                                                               --------------
                                                                                    5,812,691
                                                                               --------------
Computer Software (23.7%)
Agile Software Corp.* ..................................     5,150                    364,041
Akamai Technologies, Inc.* .............................     2,125                    252,311
Apropos Technology, Inc.* ..............................       710                     14,111
Art Technology Group, Inc.* ............................     1,800                    181,688
Backweb Technologies Ltd.* .............................     1,500                     34,313
Blaze Software, Inc.* ..................................       370                      5,041
Broadbase Software, Inc.* ..............................     4,400                    134,750

                                     See Notes to Schedule of Investments.   21

MFS Emerging Equities Portfolio
Scheduled of Investments
June 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                          Number of                Market
                                                            Shares                 Value
                                                          ---------            --------------
Computer Software (continued)
BSquare Corp.* ..................................              800             $       17,950
CacheFlow, Inc.* ................................            1,780                    109,581
Caminus Corp.* ..................................            2,100                     51,450
C-Bridge Internet Solutions, Inc.* ..............              870                     15,116
Centra Software, Inc.* ..........................            1,050                      9,975
Chordiant Software, Inc.* .......................            1,300                     21,613
Data Return Corp.* ..............................            2,600                     75,400
Delano Technology Corp.* ........................              700                      8,488
Digital Insight Corp.* ..........................            2,150                     73,100
DigitalThink, Inc.* .............................            1,380                     49,508
eBenx, Inc.* ....................................              610                     12,924
Engage Technologies, Inc.* ......................            2,400                     31,050
eSPEED, Inc., Class A* ..........................            2,600                    112,938
E.Piphany, Inc.* ................................            1,075                    115,227
FreeMarkets, Inc.* ..............................              530                     25,142
GetThere.com, Inc.* .............................              860                      9,084
Gric Communications, Inc.* ......................              560                     10,045
iManage, Inc.* ..................................              260                      2,584
Inforte Corp.* ..................................              470                     16,920
Internap Network Services* ......................            9,100                    377,792
Interrust Technologies Corp.* ...................            3,050                     62,716
Interwoven, Inc.* ...............................            1,325                    145,729
Kana Communications, Inc.* ......................            2,300                    142,313
Lightspan, Inc. * ...............................            2,290                     12,595
Mediaplex, Inc.* ................................            1,220                     23,561
MedicaLogic, Inc.* ..............................            1,700                     15,725
Metasolv Software, Inc.* ........................            1,210                     53,240
Navisite, Inc.* .................................            1,100                     45,994
net.Genesis Corp.* ..............................              370                      6,683
Niku Corp.* .....................................            2,380                     80,325
OnDisplay, Inc.* ................................              330                     26,874
OpenTV Corp.* ...................................              660                     29,618
Oracle Systems Corp.* ...........................        4,420,900                371,631,904
OTG Software, Inc.* .............................              590                     16,852
Quintus Corp.* ..................................            1,720                     34,158
Radware Ltd.* ...................................            1,550                     41,075
RSA Security, Inc.* .............................           18,500                  1,281,125
Saba Software, Inc.* ............................            1,350                     28,350
SAP AG (Germany) ................................           30,000                  4,415,928
SciQuest.com* ...................................            1,220                     13,954
Skillsoft Corp.* ................................            3,420                     48,308
SonicWall, Inc.* ................................              880                     77,495
Ulticom, Inc.* ..................................              580                     13,929
VA Linux Systems, Inc.* .........................            1,300                     55,900
Via Net.Works, Inc.* ............................              240                      3,705
Vicinity Corp.* .................................            5,200                    102,050
Vitria Technology, Inc.* ........................            6,800                    415,650
Websense, Inc.* .................................              900                     22,613
Witness Systems, Inc.* ..........................              800                     19,500
                                                                               --------------
                                                                                  381,000,011
                                                                               --------------

                                                          Number of                Market
                                                            Shares                 Value
                                                          ---------            --------------
Computer Software--PC (5.9%)
Autodesk, Inc. ..................................           27,600             $      957,375
Bluestone Software* .............................            1,400                     35,963
Microsoft Corp.* ................................        1,166,800                 93,343,998
Networks Associates, Inc.* ......................            6,200                    126,325
                                                                               --------------
                                                                                   94,463,661
                                                                               --------------
Computer Software--Systems (8.7%)
Active Software, Inc.* ..........................            8,125                    631,211
Agency.com, Inc.* ...............................              700                     12,469
Ariba, Inc.* ....................................            7,400                    725,547
Aspen Technologies, Inc.* .......................            3,900                    150,150
Bea Systems, Inc.* ..............................            1,400                     69,213
BMC Software, Inc.* .............................          962,652                 35,121,780
Cadence Design Systems, Inc.* ...................        1,179,500                 24,032,312
Calico Commerce, Inc.* ..........................              875                     14,219
Caliper Technologies Corp.* .....................              930                     42,780
Circle.com* .....................................            5,400                     19,913
Citrix Systems, Inc.* ...........................            5,400                    102,263
Commerce One, Inc.* .............................            5,700                    258,726
Computer Associates International, Inc. .........          892,600                 45,689,961
Compuware Corp.* ................................        1,684,100                 17,472,537
EMC Corp.* ......................................            2,800                    215,425
Firepond, Inc.* .................................              860                     30,960
Interliant, Inc.* ...............................              600                     13,988
PeopleSoft, Inc.* ...............................           19,300                    323,275
Quest Software, Inc.* ...........................           21,520                  1,191,670
Rational Software Corp.* ........................           18,000                  1,672,875
Siebel Systems, Inc.* ...........................            4,700                    768,744
Synopsys, Inc.* .................................          245,700                  8,492,006
Tibco Software, Inc.* ...........................            9,600                  1,029,450
Vignette Corp.* .................................           13,900                    723,017
                                                                               --------------
                                                                                  138,804,491
                                                                               --------------
Computer Software & Processing (0.0%)
Precise Software Solutions Ltd. .................              460                     10,293
StorageNetworks, Inc. ...........................            2,010                    177,634
Webmethods, Inc.* ...............................              890                    139,897
                                                                               --------------
                                                                                      327,824
                                                                               --------------
Conglomerates (5.1%)
Tyco International Ltd. .........................        1,721,200                 81,541,848
                                                                               --------------
Consumer Goods and Services (2.7%)
Cendant Corp.* ..................................        2,943,629                 41,210,804
Netiq Corp.* ....................................            1,650                     98,381
Priceline.com, Inc.* ............................           46,300                  1,758,678
Switchboard, Inc.* ..............................            3,740                     37,400
U.S. Internetworking, Inc.* .....................            5,175                    105,764
                                                                               --------------
                                                                                   43,211,027
                                                                               --------------
Electrical Equipment (0.1%)
Cable Design Technologies* ......................           34,200                  1,145,700
Capstone Turbine Corp.* .........................            1,730                     77,958


22   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                     Number of                Market
                                                      Shares                  Value
                                                     ---------            --------------
Electrical Equipment (continued)
Jabil Circuit, Inc.* ..............................    10,000             $      496,250
Telaxis Communications Corp.* .....................     1,570                     49,063
                                                                          --------------
                                                                               1,768,971
                                                                          --------------
Electronics (7.7%)
Agilent Technologies, Inc.* .......................    11,930                    879,838
Altera Corp.* .....................................   743,800                 75,821,111
Analog Devices, Inc.* .............................   137,000                 10,411,999
ASM International N.V. (Netherlands)* .............     8,770                    232,405
Atmel Corp.* ......................................     1,500                     55,313
Burr--Brown Corp.* ................................       900                     78,019
Conexant Systems, Inc.* ...........................     1,500                     72,938
Infineon Technologies AG* .........................     5,840                    459,603
Insilicon Corp.* ..................................       310                      4,844
Intel Corp. .......................................   125,700                 16,804,518
Intersil Holding Corp.* ...........................     3,040                    164,350
JDS Uniphase Corp.* ...............................    21,800                  2,613,275
Manufacturers' Services Ltd.* .....................     5,980                    122,964
Marvell Technology Group Ltd.* ....................     1,400                     79,800
Mattson Technology, Inc.* .........................     1,500                     48,750
Metalink* .........................................     1,310                     38,809
Quantum Effect Devices, Inc.* .....................     1,810                    103,170
Rudolph Technologies, Inc.* .......................       560                     21,700
Sage, Inc.* .......................................       570                      7,374
SCG Holding Corp.* ................................    52,100                  1,139,688
Silicon Image, Inc.* ..............................       975                     48,628
Silicon Laboratories, Inc.* .......................       450                     23,906
Solectron Corp.* ..................................     5,300                    221,938
St Microelectronics N.V. (Netherlands) ............     8,700                    547,415
Teradyne, Inc.* ...................................    56,400                  4,145,400
Thomson Multimedia (France)*. .....................       700                     45,246
Viasystems Group, Inc.* ...........................    26,040                    421,523
Virata Corp.* .....................................     1,800                    107,325
Vitesse Semiconductor Corp.* ......................    13,100                    963,669
Xilinx, Inc.* .....................................   104,400                  8,619,524
                                                                          --------------
                                                                             124,305,042
                                                                          --------------
Entertainment (6.8%)
AMFM, Inc.* .......................................    27,200                  1,876,800
Citadel Communications Corp.* .....................    21,800                    761,638
Clear Channel Communications, Inc.* ...............   355,292                 26,646,899
Cox Radio, Inc., Class A* .........................    60,000                  1,680,000
Emmis Broadcasting Corp., Class A* ................    11,600                    479,950
Entercom Communications Corp.* ....................    20,200                    984,750
GameTech International, Inc.* .....................    50,000                    231,250
Hearst-Argyle Television, Inc.* ...................     4,600                     89,700
Hispanic Broadcasting Corp.* ......................    14,000                    463,750
Infinity Broadcasting Corp.* ......................    63,875                  2,327,445
Insight Communications, Inc.* .....................    13,300                    207,813
Premier Parks, Inc.* ..............................   114,800                  2,611,700
Radio One, Inc.* ..................................     6,500                    192,156
Radio Unica Communications Corp.* .................     2,550                     17,850

                                                     Number of                Market
                                                      Shares                  Value
                                                     ---------            --------------
Entertainment (continued)
Regent Communications, Inc.* ......................     6,050             $       51,992
Spanish Broadcasting System, Inc.* ................     5,075                    104,355
Time Warner, Inc. .................................   357,000                 27,131,999
UnitedGlobalCom, Inc., Class A* ...................    21,800                  1,019,150
Univision Communications, Inc., Class A* ..........   361,300                 37,394,549
Viacom, Inc., Class B* ............................    73,997                  5,045,670
YouthStream Media Networks, Inc.* .................       800                      4,500
                                                                          --------------
                                                                             109,323,916
                                                                          --------------
Financial Institutions (0.4%)
Associates First Capital Corp. ....................   130,000                  2,900,625
Charles Schwab & Co., Inc. ........................     2,570                     86,416
CIT Group, Inc., Class A ..........................     8,600                    139,750
Federated Investors, Inc., Class B ................    14,600                    511,913
Franklin Resources, Inc. ..........................    64,700                  1,965,263
Goldman Sachs Group, Inc. .........................     3,000                    284,625
Heller Financial, Inc. ............................    10,860                    222,630
Morgan Stanley Dean Witter Discover & Co. .........     2,600                    216,450
                                                                          --------------
                                                                               6,327,672
                                                                          --------------
Health Care Providers (0.0%)
Hooper Homes, Inc. ................................       400                      3,425
                                                                          --------------
Insurance (0.2%)
Ace, Ltd. (Bermuda) ...............................    63,500                  1,778,000
Conseco, Inc. .....................................    60,030                    585,293
                                                                          --------------
                                                                               2,363,293
                                                                          --------------
Internet (0.0%)
Caldera Systems, Inc.* ............................       460                      6,009
Click Commerce, Inc.* .............................     7,610                    172,176
Digitas, Inc.* ....................................     1,690                     27,568
Eprise Corp.* .....................................       600                      9,863
Fairmarket, Inc.* .................................       580                      4,096
Firstworld Communications, Inc., Class B* .........     1,100                     11,550
Integrated Information Systems, Inc.* .............       410                      3,357
Loudeye Technologies, Inc.* .......................       440                      7,673
MatrixOne, Inc.* ..................................     1,630                     66,219
Onvia.com, Inc.* ..................................       840                      7,245
Selectica, Inc.* ..................................       840                     58,853
Versata, Inc.* ....................................     1,090                     43,941
                                                                          --------------
                                                                                 418,550
                                                                          --------------
Media--Cable (0.0%)
Leapnet, Inc.* ....................................     8,246                     25,769
Lifeminders, Inc.* ................................     1,000                     29,563
Radio One, Inc.* ..................................    13,000                    286,813
                                                                          --------------
                                                                                 342,145
                                                                          --------------
Medical and Health Products (0.5%)
Aspect Medical Systems, Inc.* .....................     2,050                     55,350
Boston Scientific Corp.* ..........................   221,500                  4,859,157
Coast Dental Services, Inc.* ......................     1,000                      1,750
Genentech, Inc.* ..................................    16,200                  2,786,400
                                                                          --------------
                                                                               7,702,657
                                                                          --------------

                                     See Notes to Schedule of Investments.   23

MFS Emerging Equities Portfolio
Schedule of Investments
June 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                         Number of            Market
                                                          Shares              Value
                                                         ---------        --------------
Medical and Health Technology Services (4.7%)
Foundation Health Systems* ........................       100,100         $    1,301,300
Healthsouth Corp.* ................................       359,600              2,584,626
McKesson HBOC, Inc. ...............................        90,352              1,891,745
Medtronic, Inc. ...................................         9,514                473,916
Mid Atlantic Medical Services, Inc.* ..............         3,400                 45,900
Orthodontic Centers of America, Inc.* .............       214,300              4,848,538
Oxford Health Plans, Inc.* ........................        39,100                931,069
PacifiCare Health Systems, Inc., Class A* .........        13,700                824,569
PSS World Medical, Inc.* ..........................        55,500                372,893
Sequenom, Inc.* ...................................         3,690                167,434
Total Renal Care Holdings, Inc.* ..................        20,706                124,236
UnitedHealth Group, Inc. ..........................       680,600             58,361,448
Wellpoint Health Networks, Inc.* ..................        43,200              3,129,300
                                                                          --------------
                                                                              75,056,974
                                                                          --------------
Pollution Control (0.5%)
Allied Waste Industries, Inc.* ....................        33,170                331,700
Republic Services, Inc., Class A* .................       426,300              6,820,800
Waste Management, Inc. ............................        67,112              1,275,128
                                                                          --------------
                                                                               8,427,628
                                                                          --------------
Printing and Publishing (0.1%)
Aether Systems, Inc.* .............................         2,725                558,625
Applied Graphics Technologies, Inc.* ..............           700                  2,975
Ventiv Health, Inc.* ..............................         7,200                 80,100
Workflow Management, Inc.* ........................        14,952                177,555
                                                                          --------------
                                                                                 819,255
                                                                          --------------
Railroad (0.5%)
Kansas City Southern Industries ...................        94,100              8,345,493
                                                                          --------------
Restaurants and Lodging (0.8%)
Applebee's International, Inc. ....................       236,000              7,153,749
Buffetts, Inc.* ...................................        96,800              1,228,150
CEC Entertainment, Inc.* ..........................        44,900              1,150,563
Extended Stay America, Inc.* ......................           800                  7,400
Four Seasons Hotels, Inc. (Canada) ................         5,800                360,688
Friendly Ice Cream Corp.* .........................        40,000                202,500
Hilton Hotels Corp. ...............................       129,643              1,215,403
MeriStar Hotels & Resorts, Inc.* ..................        50,000                143,750
Papa John's International, Inc.* ..................        10,800                264,600
Schlotzsky's, Inc.* ...............................       131,500                747,906
U.S. Franchise Systems, Inc., Class A* ............        29,700                142,931
                                                                          --------------
                                                                              12,617,640
                                                                          --------------
Special Products and Services (0.1%)
Avanex Corp.* .....................................         2,300                219,650
Aztec Technology Partners, Inc.* ..................       100,178                219,140
Central Parking Corp. .............................         9,700                229,769
Completel Europe N.V. (Netherlands)* ..............         1,850                 22,928
Staff Mark, Inc.* .................................        65,900                440,706.
Therma-Wave, Inc.* ................................         3,440                 76,755
U.S. Office Products Co.* .........................        67,848                 25,443
                                                                          --------------
                                                                               1,234,391
                                                                          --------------

                                                        Number of             Market
                                                         Shares               Value
                                                        ---------         --------------
Stores (1.4%)
Autonation, Inc.* .................................     1,714,400         $   12,107,949
Consolidated Stores Corp.* ........................       115,100              1,381,200
CVS Corp. .........................................        23,600                944,000
Home Depot, Inc. ..................................        24,600              1,228,463
Office Depot, Inc.* ...............................     1,144,650              7,154,063
                                                                          --------------
                                                                              22,815,675
                                                                          --------------
Supermarkets (0.5%)
Kroger Co.* .......................................       176,200              3,887,413
Rite Aid Corp. ....................................       635,300              4,169,157
                                                                          --------------
                                                                               8,056,570
                                                                          --------------
Telecommunications (16.0%)
13 Mobile, Inc.* ..................................         1,470                 27,011
Accelerated Networks, Inc.* .......................         2,250                 94,922
Adelphia Business Solutions, Inc.* ................         5,300                122,894
Airgate PCS, Inc.* ................................         2,925                153,745
Airnet Communications Corp.* ......................         2,420                 63,223
Alamosa PCS Holdings, Inc.* .......................         3,830                 79,951
Alteon Websystems, Inc.* ..........................         1,150                115,072
Amdocs Ltd.* ......................................         3,231                247,979
American Tower Systems Corp., Class A* ............           300                 12,506
AT&T Wireless Group* ..............................       245,150              6,833,555
BreezeCom Ltd.* ...................................           580                 25,230
Cabletron Systems, Inc.* ..........................         1,400                 35,350
Cisco Systems, Inc.* ..............................     3,385,334            215,180,289
Cobalt Networks, Inc.* ............................           940                 54,403
Corning, Inc. .....................................         9,600              2,590,800
Crossroads Systems, Inc.* .........................         2,700                 68,175
Crown Castle International Corp.* .................         1,400                 51,100
Deltathree.com, Inc., Class A* ....................         1,090                 15,873
Digex, Inc.* ......................................         5,925                402,530
Echostar Communications Corp.* ....................        34,200              1,132,341
Efficient Networks, Inc.* .........................           600                 44,138
Eloquent, Inc.* ...................................           920                  8,280
eOn Communications Corp.* .........................         3,660                 16,928
Finisar Corp.* ....................................        10,400                272,350
Flag Telecom Holdings Ltd.* .......................           390                  5,801
Foundry Networks, Inc.* ...........................         3,150                348,075
Gadzoox Networks, Inc.* ...........................         1,400                 19,163
Global Crossing Ltd.* .............................       598,470             15,747,241
Ibasis, Inc.* .....................................        12,780                550,339
interWAVE Communications International,* ..........         3,930                 55,020
JNI Corp.* ........................................         1,375                 43,484
Lucent Technologies, Inc. .........................       101,954              6,040,774
MGC Communications, Inc.* .........................        22,900              1,372,569
Next Level Communications, Inc.* ..................         1,190                102,043
Nextel Partners, Inc.,Class A* ....................         5,700                185,606
ONI Systems Corp.* ................................         1,690                198,073
Packeteer, Inc.* ..................................         1,325                 38,591
PC-Tel, Inc.* .....................................         1,800                 68,400
Psinet, Inc.* .....................................        40,320              1,013,040


24   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                          Number of            Market
                                                            Shares             Value
                                                          ---------        --------------
Telecommunications (continued)
Redback Networks, Inc.* ............................          2,400        $      427,200
SCC Communications Corp.* ..........................         12,700                85,725
Sonus Networks, Inc.* ..............................            950               149,981
Spectrasite Holdings, Inc.* ........................         81,800             2,321,075
Stratos Lightwave, Inc.* ...........................          1,660                46,273
Sycamore Networks, Inc.* ...........................          5,625               620,859
Telecorp PCS, Inc.* ................................          2,510               101,184
Turnstone Systems, Inc.* ...........................            800               132,538
UTStarcom, Inc.* ...................................          3,040                92,340
Vixel Corp.* .......................................            675                 5,569
Vyyo, Inc.* ........................................          2,200                59,400
                                                                           --------------
                                                                              257,479,008
                                                                           --------------
Trucking (0.0%)
United Parcel Service, Class B .....................          7,230               426,570
                                                                           --------------
Utilities-Electric (0.0%)
Calpine Corp.* .....................................          8,200               539,150
                                                                           --------------
Utilities-Telephone (4.4%)
Bell Atlantic Corp. ................................            800                40,650
Global TeleSystems Group, Inc.* ....................         68,400               825,075
GT Group Telecom, Inc., Class B* ...................          2,400                37,950
Illuminet Holdings, Inc.* ..........................          2,275               115,741
Intermedia Communications, Inc.* ...................         17,700               526,575
KPNQwest N.V.* .....................................          1,080                42,420
Level 3 Communications, Inc.* ......................         11,100               976,800
Metromedia Fiber Network, Inc.* ....................         26,860             1,066,006
Net2000 Communications, Inc.* ......................          1,780                29,148
Nextel Communications, Inc., Class A* ..............         28,000             1,713,250
NEXTLINK Communications, Inc., Class A* ............            700                26,556
Nippon Telegraph & Telephone Corp. (Japan) .........              6                79,898
Qwest Communications International, Inc.* ..........          8,200               407,438
Sprint Corp. .......................................          8,200               418,200
Talk.com, Inc.* ....................................        578,750             3,363,985
Tele1 Europe Holding AB* ...........................          1,370                16,833
Time Warner Telecom, Inc.* .........................         10,800               695,250
Vodafone Group PLC .................................        690,700             2,798,164
Williams Communications Group, Inc.* ...............         27,875               925,102
Wink Communications, Inc.* .........................            875                26,688
Winstar Communications, Inc.* ......................          3,200               108,400
WorldCom, Inc.* ....................................      1,226,160            56,250,088
                                                                           --------------
                                                                               70,490,217
                                                                           --------------
Total Common Stocks (Cost $873,001,175)                                    $1,574,812,149
                                                                           --------------

                                                           Number of            Market
                                                             Shares             Value
                                                           ---------       --------------
PREFERRED STOCKS (0.1%)
Computer Software (0.1%)
SAP AG-Vorzug (Germany) ............................          8,700        $    1,606,580
                                                                           --------------
Total Preferred Stocks (Cost $882,995)                                          1,606,580
                                                                           --------------
TOTAL INVESTMENTS At Market Value (98.2%)
  (Cost $873,884,170)                                                       1,576,418,729
Other assets in excess of liabilities (1.8%)                                   28,520,742
                                                                           --------------
Net Assets (100.0%)                                                        $1,604,939,471
                                                                           ==============


Notes to Schedule of Investments

Unrealized gains and losses, based on identified tax cost at June 30, 2000 are as follows:

Unrealized gains ...................................                       $  890,548,174
Unrealized losses ..................................                         (188,013,615)
                                                                           --------------
 Net unrealized gain ...............................                       $  702,534,559
                                                                           ==============

 * Non-income producing security.

ADR American Depository Receipt.

Category percentages are based on net assets.


                                         See Notes to Financial Statements   25

MFS Research Growth Portfolio
Schedule of Investments
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                    Number of                 Market
                                                      Shares                  Value
                                                    ---------              ------------
COMMON STOCKS (99.4%)
Aerospace (2.4%)
Boeing Co. .......................................   121,500               $  5,080,219
British Aerospace PLC (Great Britain) ............   568,500                  3,553,807
General Dynamics Corp. ...........................    31,400                  1,640,650
United Technologies ..............................    61,500                  3,620,813
                                                                           ------------
                                                                             13,895,489
                                                                           ------------
Apparel & Textiles (0.3%)
Fast Retailing, Inc. .............................     4,100                  1,719,224
                                                                           ------------
Banks and Credit Companies (2.2%)
Capital One Financial Corp. ......................    56,900                  2,539,163
Chase Manhattan Bank .............................    80,850                  3,724,153
Lloyds TSB Group PLC ADR (Great Britain) .........       581                      5,501
PNC Bank Corp. ...................................    45,900                  2,151,563
Providian Financial Corp. ........................    32,600                  2,934,000
U.S. Bancorp .....................................    79,000                  1,520,750
                                                                           ------------
                                                                             12,875,130
                                                                           ------------
Biotechnology (2.6%)
Pharmacia Corp. ..................................   242,659                 12,542,438
Zeneca Group PLC ADR (Great Britain) .............    53,400                  2,499,569
                                                                           ------------
                                                                             15,042,007
                                                                           ------------
Business Machines (6.2%)
Compaq Computer Corp. ............................    79,700                  2,037,331
Dell Computer Corp.* .............................    47,500                  2,342,344
Hewlett-Packard Co. ..............................    48,900                  6,106,388
International Business Machines Corp. ............    42,000                  4,601,625
Motorola, Inc. ...................................   188,040                  5,464,914
Sun Microsystems, Inc.* ..........................   167,400                 15,222,938
                                                                           ------------
                                                                             35,775,540
                                                                           ------------
Business Machines--Peripherals (0.6%)
Seagate Technology, Inc.* ........................    66,800                  3,674,000
                                                                           ------------
Business Services (3.5%)
Automatic Data Processing, Inc. ..................   105,300                  5,640,130
Computer Sciences Corp.* .........................    87,000                  6,497,813
Digimarc Corp.* ..................................     3,230                    124,355
Fiserv, Inc.* ....................................    39,700                  1,717,025
Liberate Technologies, Inc.* .....................    22,600                    662,463
Trintech Group PLC ADR (Ireland)* ................    35,850                    706,356
VeriSign, Inc.* ..................................    28,600                  5,047,900
                                                                           ------------
                                                                             20,396,042
                                                                           ------------
Cellular Phones (1.3%)
Sprint Corp. (PCS Group)* ........................   125,700                  7,479,150
                                                                           ------------
Chemicals (0.3%)
Rohm & Haas Co. ..................................    55,000                  1,897,500
                                                                           ------------
Computer Software (2.5%)
America Online, Inc.* ............................    95,600                  5,042,898
Business Objects SA ADR (France)* ................     4,600                    405,375

                                                    Number of                 Market
                                                      Shares                  Value
                                                    ---------              ------------
Computer Software (continued)
E.Piphany, Inc.* .................................     8,100               $    868,219
Interworld Corp.* ................................     5,300                    108,650
Oracle Systems Corp.* ............................    96,500                  8,112,031
                                                                           ------------
                                                                             14,537,173
                                                                           ------------
Computer Software--PC (3.0%)
Macromedia, Inc.* ................................    23,400                  2,262,488
Microsoft Corp.* .................................   190,900                 15,272,001
                                                                           ------------
                                                                             17,534,489
                                                                           ------------
Computer Software--Systems (4.7%)
Bea Systems, Inc.* ...............................    18,000                    889,875
BMC Software, Inc.* ..............................    57,500                  2,097,852
Computer Associates International, Inc. ..........    37,250                  1,906,734
EMC Corp.* .......................................   183,000                 14,079,564
I2 Technologies, Inc.* ...........................    16,100                  1,678,676
Rational Software Corp.* .........................    14,000                  1,301,125
Siebel Systems, Inc.* ............................     7,900                  1,292,144
Veritas Software Corp.* ..........................    34,325                  3,879,260
                                                                           ------------
                                                                             27,125,230
                                                                           ------------
Conglomerates (2.6%)
Tyco International Ltd. ..........................   318,000                 15,065,251
                                                                           ------------
Consumer Goods and Services (1.4%)
Clorox Co. .......................................    82,400                  3,692,550
Colgate-Palmolive Co. ............................    77,700                  4,652,288
                                                                           ------------
                                                                              8,344,838
                                                                           ------------
Containers (0.1%)
Owens-Illinois, Inc.* ............................    71,000                    829,813
                                                                           ------------
Electrical Equipment (2.6%)
General Electric Co. .............................   285,900                 15,152,701
                                                                           ------------
Electronics (9.9%)
Analog Devices, Inc.* ............................    41,500                  3,153,998
Atmel Corp.* .....................................    62,300                  2,297,311
Fairchild Semiconductor Corp.* ...................    32,000                  1,296,000
Flextronics International Ltd.* ..................    66,532                  4,569,917
Hitachi Ltd. ADR (Japan). ........................   107,000                  1,546,107
Intel Corp. ......................................   179,300                 23,970,170
Lam Research Corp.* ..............................    77,400                  2,902,500
LSI Logic Corp.* .................................    44,600                  2,413,975
Micron Technology, Inc.* .........................    94,600                  8,330,713
SCI Systems, Inc.* ...............................    18,300                    717,131
Solectron Corp.* .................................    70,000                  2,931,250
Teradyne, Inc.* ..................................    40,900                  3,006,150
                                                                           ------------
                                                                             57,135,222
                                                                           ------------
Entertainment (3.2%)
Comcast Corp.* ...................................    78,900                  3,195,450
Infinity Broadasting Corp.* ......................   126,400                  4,605,700
Time Warner, Inc. ................................    61,400                  4,666,400
Viacom, Inc., Class B* ...........................    86,617                  5,906,197
                                                                           ------------
                                                                             18,373,747
                                                                           ------------

26   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                         Number of               Market
                                                          Shares                 Value
                                                         ---------           --------------
Financial Institutions (4.4%)
Associates First Capital Corp. .......................   198,504             $    4,429,119
Citigroup, Inc. ......................................   120,550                  7,263,138
Federal Home Loan Mortgage Corp. .....................   113,100                  4,580,550
Lehman Brothers Holdings .............................    15,100                  1,427,894
Marsh & McLennan Co., Inc. ...........................    22,500                  2,349,844
Merrill Lynch & Co. ..................................    29,100                  3,346,500
Morgan Stanley Dean Witter Discover & Co. ............    23,200                  1,931,400
State Street Corp. ...................................     2,000                    212,125
                                                                             --------------
                                                                                 25,540,570
                                                                             --------------
Food and Beverage Products (1.3%)
Anheuser Busch Co., Inc. .............................    58,500                  4,369,217
Quaker Oats Co. ......................................    42,900                  3,222,863
                                                                             --------------
                                                                                  7,592,080
                                                                             --------------
Forest Products & Paper (0.3%)
Bowater, Inc. ........................................    34,500                  1,522,313
                                                                             --------------
Insurance (2.9%)
Aflac, Inc. ..........................................    24,300                  1,116,279
American International Group, Inc. ...................    51,175                  6,013,061
Axa Financial, Inc. ..................................    92,200                  3,134,798
Hartford Financial Services Group ....................    65,400                  3,658,313
Metlife, Inc.* .......................................    99,810                  2,102,248
St. Paul Companies, Inc. .............................    26,300                    897,488
                                                                             --------------
                                                                                 16,922,187
                                                                             --------------
Internet (0.1%)
Selectica, Inc.* .....................................     5,000                    350,313
                                                                             --------------
Machinery (1.4%)
Deere & Co. ..........................................    90,600                  3,352,200
Ingersoll Rand Co. ...................................    67,600                  2,720,900
SPX Corp.* ...........................................    17,000                  2,055,938
                                                                             --------------
                                                                                  8,129,038
                                                                             --------------
Medical and Health Products (4.2%)
American Home Products Corp. .........................    73,600                  4,323,998
Bausch & Lomb, Inc. ..................................    40,900                  3,164,638
Bristol-Myers Squibb Co. .............................   169,500                  9,873,376
Pfizer, Inc. .........................................   146,025                  7,009,200
                                                                             --------------
                                                                                 24,371,212
                                                                             --------------
Medical and Health Technology Services (0.8%)
Medtronic, Inc. ......................................    93,200                  4,642,525
                                                                             --------------
Metals and Minerals (0.2%)
Alcoa, Inc. ..........................................    42,400                  1,229,598
                                                                             --------------
Oil Services (3.7%)
Baker Hughes, Inc. ...................................    62,600                  2,003,200
Cooper Cameron Corp.* ................................    12,200                    805,200
Global Marine, Inc.* .................................   175,700                  4,952,544
Noble Drilling Corp.* ................................    77,900                  3,208,506
Santa Fe International Corp. .........................    59,200                  2,068,300
Total SA--Series B (France) ..........................     8,300                  1,270,800

                                                         Number of               Market
                                                          Shares                 Value
                                                         ---------           --------------
Oil Services (continued)
Transocean Sedco Forex, Inc. .........................    82,000             $    4,381,875
Weatherford International * ..........................    61,000                  2,428,563
                                                                             --------------
                                                                                 21,118,988
                                                                             --------------
Oils (5.8%)
BP Amoco PLC .........................................   143,692                  8,127,578
Conoco, Inc., Class B ................................   260,000                  6,386,251
Devon Energy Corp. ...................................    23,100                  1,297,931
EOG Resources, Inc. ..................................    81,700                  2,736,950
Exxon Mobil Corp. ....................................   121,996                  9,576,687
Royal Dutch Petroleum Co. N.V. (Netherlands) .........    89,600                  5,560,863
                                                                             --------------
                                                                                 33,686,260
                                                                             --------------
Printing and Publishing (0.4%)
Tribune Co. ..........................................    72,700                  2,544,500
                                                                             --------------
Stores (3.7%)
CVS Corp. ............................................   252,300                 10,092,001
Office Depot, Inc.* ..................................   257,700                  1,610,625
Radioshack Corp. .....................................   106,100                  5,026,488
Wal-Mart Stores, Inc. ................................    78,600                  4,529,325
                                                                             --------------
                                                                                 21,258,439
                                                                             --------------
Supermarkets (1.6%)
Safeway, Inc.* .......................................   201,200                  9,079,151
                                                                             --------------
Telecommunications (11.3%)
Allegiance Telecom, Inc.* ............................     6,800                    435,198
Ancor Communications, Inc.* ..........................    16,250                    581,189
Cabletron Systems, Inc.* .............................    67,000                  1,691,750
CIENA Corp.* .........................................    44,200                  7,367,588
Cisco Systems, Inc.* .................................   307,400                 19,539,114
Comverse Technology, Inc.* ...........................    51,900                  4,826,700
Corning, Inc. ........................................    38,017                 10,259,838
Flag Telecom Holdings Ltd.* ..........................    88,730                  1,319,859
Global Crossing Ltd.* ................................   215,400                  5,667,714
Nortel Networks Corp. (Canada). ......................   174,600                 11,916,450
Tellabs, Inc.* .......................................    26,000                  1,779,375
                                                                             --------------
                                                                                 65,384,775
                                                                             --------------
Utilities--Electric (0.7%)
AES Corp.* ...........................................    92,600                  4,224,873
                                                                             --------------
Utilities--Gas (0.4%)
Williams Companies, Inc. .............................    54,000                  2,251,125
                                                                             --------------
Utilities--Telephone (6.8%)
Bell Atlantic Corp. ..................................    52,700                  2,677,819
HSBC Holdings PLC (Great Britain) ....................   147,400                  1,689,661
Intermedia Communications, Inc.* .....................    11,600                    345,100
KPN N.V. (Netherlands) ...............................    77,800                  3,474,906
Level 3 Communications, Inc.* ........................    17,400                  1,531,200
Metromedia Fiber Network, Inc.* ......................   171,200                  6,794,500
Nippon Telegraph & Telephone Corp. (Japan) ...........       280                  3,728,573
Qwest Communications International, Inc.* ............    62,800                  3,120,375

                                     See Notes to Schedule of Investments.   27

MFS Research Growth Portfolio
Schedule of Investments
June 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                         Number of               Market
                                                          Shares                 Value
                                                         ---------           --------------
Utilities--Telephone (continued)
Sprint Corp. .........................................   112,500             $    5,737,500
Time Warner Telecom, Inc.* ...........................    10,500                    675,938
Vodafone Group PLC ...................................   556,977                  2,256,425
Winstar Communications, Inc.* ........................    10,350                    350,606
WorldCom, Inc.* ......................................   149,183                  6,843,770
                                                                             --------------
                                                                                 39,226,373
                                                                             --------------
Total Common Stocks (Cost $461,328,372)                                         575,926,866
                                                                             --------------
TOTAL INVESTMENTS At Market Value (99.4%)
  (Cost $461,328,372)                                                           575,926,866
Other assets in excess of liablilities (0.6%)                                     3,543,980
                                                                             --------------
Net Assets (100.0%)                                                          $  579,470,846
                                                                             ==============
Notes to Schedule of Investments
Unrealized gains and losses, based on identified tax cost at
June 30, 2000 are as follows:
Unrealized gains ...............................................             $  137,594,827
Unrealized losses ..............................................                (22,996,334)
                                                                             --------------
 Net unrealized gain ...........................................              $ 114,598,493
                                                                             ==============

* Non-income producing security.

ADR American Depository Receipt.

Category percentages are based on net assets.


28   See Notes to Financial Statements.

MFS Capital Opportunities Portfolio
Schedule of Investments
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                   Number of                Market
                                                    Shares                  Value
                                                   ---------            --------------
COMMON STOCKS (95.7%)
Aerospace (0.9%)
Boeing Co. ......................................    69,900             $    2,922,694
United Technologies .............................    18,200                  1,071,525
                                                                        --------------
                                                                             3,994,219
                                                                        --------------
Banks and Credit Companies (1.2%)
Chase Manhattan Bank ............................    84,050                  3,871,553
Providian Financial Corp. .......................    14,700                  1,323,000
                                                                        --------------
                                                                             5,194,553
                                                                        --------------
Biotechnology (1.4%)
Pharmacia Corp. .................................   114,638                  5,925,353
                                                                        --------------
Business Machines (2.9%)
Compaq Computer Corp. ...........................    38,400                    981,600
Dell Computer Corp.* ............................    68,400                  3,372,975
Hewlett-Packard Co. .............................    16,100                  2,010,488
International Business Machines Corp. ...........     7,900                    865,544
Motorola, Inc. ..................................   174,500                  5,071,407
                                                                        --------------
                                                                            12,302,014
                                                                        --------------
Business Machines--Peripherals (0.7%)
Seagate Technology, Inc.* .......................    54,900                  3,019,500
                                                                        --------------
Business Services (2.4%)
Computer Sciences Corp.* ........................    41,900                  3,129,406
Integra SA* .....................................    55,700                    494,906
Unisys Corp.* ...................................    57,000                    830,063
VeriSign, Inc.* .................................    32,780                  5,785,671
                                                                        --------------
                                                                            10,240,046
                                                                        --------------
Cellular Phones (3.3%)
China Telecom Hong Kong Ltd.* ...................   188,000                  1,657,991
Grupo Iusacell SA de C.V. ADR (Mexico)* .........    45,360                    708,750
Libertel N.V. (Netherlands)* ....................   118,000                  1,794,308
NTT Mobile Communications Network, Inc. .........        88                  2,385,229
Sonera Oyj (Finland) ............................    41,600                  1,893,740
Sprint Corp. (PCS Group)* .......................    56,300                  3,349,850
Telesystem International Wireless, Inc. .........   125,300                  2,318,050
                                                                        --------------
                                                                            14,107,918
                                                                        --------------
Computer Software (0.4%)
Oracle Systems Corp.* ...........................    15,500                  1,302,969
Via Net.Works, Inc.* ............................    25,420                    392,421
                                                                        --------------
                                                                             1,695,390
                                                                        --------------
Computer Software--PC (0.8%)
Microsoft Corp.* ................................    43,600                  3,488,000
                                                                        --------------
Computer Software--Systems (3.0%)
Bea Systems, Inc.* ..............................    17,000                    840,438
BMC Software, Inc.* .............................    53,900                  1,966,509
Commerce One, Inc.* .............................     7,100                    322,273
Computer Associates International, Inc. .........    35,700                  1,827,394
EMC Corp.* ......................................    33,000                  2,538,938

                                                   Number of                Market
                                                    Shares                  Value
                                                   ---------            --------------
Computer Software--Systems (continued)
I2 Technologies, Inc.* ..........................     9,185             $      957,680
Mercury Interactive Corp.* ......................     4,800                    464,400
Siebel Systems, Inc.* ...........................     9,300                  1,521,131
Veritas Software Corp.* .........................    17,850                  2,017,328
Vignette Corp.* .................................     5,700                    296,489
                                                                        --------------
                                                                            12,752,580
                                                                        --------------
Computer Software & Processing (0.0%)
StorageNetworks, Inc. ...........................       730                     64,514
                                                                        --------------
Conglomerates (2.8%)
Tyco International Ltd. .........................   258,088                 12,226,920
                                                                        --------------
Construction Services (0.4%)
Vivendi (France) ................................    21,000                  1,850,885
                                                                        --------------
Electrical Equipment (0.3%)
Capstone Turbine Corp.* .........................        30                      1,352
Honeywell International, Inc. ...................    43,962                  1,480,970
                                                                        --------------
                                                                             1,482,322
                                                                        --------------
Electronics (9.4%)
Analog Devices, Inc.* ...........................    44,800                  3,404,798
Applied Materials, Inc.* ........................    21,571                  1,954,870
Atmel Corp.* ....................................    43,300                  1,596,688
Fairchild Semiconductor Corp.* ..................    81,000                  3,280,500
Flextronics International Ltd.* .................    13,800                    947,888
Intel Corp. .....................................    22,500                  3,007,969
Lam Research Corp.* .............................    27,900                  1,046,250
LSI Logic Corp.* ................................    61,000                  3,301,625
Micron Technology, Inc.* ........................    54,600                  4,808,213
Novellus Systems, Inc.* .........................    32,200                  1,821,313
Samsung Electronics .............................    23,990                  7,939,115
Sanmina Corp.* ..................................    21,920                  1,874,160
Solectron Corp.* ................................    90,900                  3,806,438
Teradyne, Inc.* .................................    23,000                  1,690,500
                                                                        --------------
                                                                            40,480,327
                                                                        --------------
Entertainment (4.5%)
Cablevision Systems Corp.* ......................    28,900                  1,961,588
Comcast Corp.* ..................................    90,900                  3,681,450
Harrah's Entertainment, Inc.* ...................    76,400                  1,599,625
Hearst-Argyle Television, Inc.* .................    38,200                    744,900
Infinity Broadcasting Corp.* ....................   172,725                  6,293,668
UnitedGlobalCom, Inc., Class A* .................    88,100                  4,118,675
Viacom, Inc., Class B* ..........................    16,200                  1,104,638
                                                                        --------------
                                                                            19,504,544
                                                                        --------------
Financial Institutions (2.3%)
Associates First Capital Corp. ..................   119,900                  2,675,268
Citigroup, Inc. .................................    38,100                  2,295,525
Federal Home Loan Mortgage Corp. ................    94,100                  3,811,050
Federal National Mortgage Association ...........    26,300                  1,372,531
                                                                        --------------
                                                                            10,154,374
                                                                        --------------

                                      See Notes to Schedule of Investments.   29

MFS Capital Opportunities Portfolio
Schedule of Investments
June 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                 Number of                Market
                                                   Shares                 Value
                                                 ---------            --------------
Insurance (3.4%)
American International Group, Inc. ............    16,500             $    1,938,748
Axa Financial, Inc. ...........................   141,500                  4,810,998
Hartford Financial Services Group .............    85,400                  4,777,063
Lincoln National Corp. ........................    91,700                  3,312,663
                                                                      --------------
                                                                          14,839,472
                                                                      --------------
Machinery (1.1%)
Deere & Co. ...................................    53,600                  1,983,200
Ingersoll Rand Co. ............................    69,600                  2,801,400
                                                                      --------------
                                                                           4,784,600
                                                                      --------------
Media--Cable (0.8%)
United Pan-Europe Communications N.V
  (Netherlands)* ..............................   139,600                  3,645,277
                                                                      --------------
Medical and Health Products (3.7%)
American Home Products Corp. ..................    33,200                  1,950,498
Bausch & Lomb, Inc. ...........................    37,000                  2,862,875
Bristol-Myers Squibb Co. ......................    80,800                  4,706,600
PE Corp.-PE Biosystems Group ..................    36,300                  2,391,263
Pfizer, Inc. ..................................    81,675                  3,920,400
                                                                      --------------
                                                                          15,831,636
                                                                      --------------
Metals and Minerals (0.3%)
Phelps Dodge Corp. ............................    39,100                  1,454,031
                                                                      --------------
Natural Gas--Pipeline (1.1%)
Coastal Corp. .................................    75,200                  4,577,800
                                                                      --------------
Oil Services (7.4%)
Baker Hughes, Inc. ............................   253,200                  8,102,401
BJ Services Co.* ..............................    22,300                  1,393,750
Conoco, Inc., Class A .........................    81,500                  1,793,000
Cooper Cameron Corp.* .........................    34,800                  2,296,800
Global Marine, Inc.* ..........................    38,300                  1,079,581
Grant Prideco, Inc.* ..........................    87,600                  2,190,000
Halliburton Co. ...............................    77,200                  3,642,875
Noble Drilling Corp.* .........................    76,400                  3,146,725
Transocean Sedco Forex, Inc. ..................    67,661                  3,615,635
Valero Energy Corp. ...........................    32,400                  1,028,700
Weatherford International * ...................    91,800                  3,654,788
                                                                      --------------
                                                                          31,944,255
                                                                      --------------
Oils (2.5%)
Conoco, Inc., Class B .........................   152,800                  3,753,150
EOG Resources, Inc. ...........................    98,200                  3,289,700
Ultramar Diamond Shamrock Corp. ...............    68,300                  1,694,694
Unocal Corp. ..................................    62,800                  2,080,250
                                                                      --------------
                                                                          10,817,794
                                                                      --------------
Printing and Publishing (0.5%)
Tribune Co. ...................................    61,800                  2,163,000
                                                                      --------------
Special Products and Services (0.3%)
Completel Europe N.V. (Netherlands)* ..........   119,900                  1,485,993
                                                                      --------------

                                                 Number of                Market
                                                   Shares                 Value
                                                 ---------            --------------
Stores (1.9%)
CVS Corp. .....................................    53,100             $    2,124,000
Radioshack Corp. ..............................   129,500                  6,135,064
                                                                      --------------
                                                                           8,259,064
                                                                      --------------
Supermarkets (1.3%)
Kroger Co.* ...................................   164,300                  3,624,869
Safeway, Inc.* ................................    47,700                  2,152,463
                                                                      --------------
                                                                           5,777,332
                                                                      --------------
Telecommunications (21.0%)
ADC Telecommunications, Inc.* .................    58,300                  4,889,911
Adelphia Business Solutions, Inc.* ............    44,000                  1,020,248
Allegiance Telecom, Inc.* .....................    75,750                  4,847,998
Amdocs Ltd.* ..................................    32,100                  2,463,675
AT&T Canada, Inc.* ............................    38,700                  1,284,354
AT&T Wireless Group* ..........................    99,730                  2,779,972
Brocade Communications Systems, Inc.* .........     4,000                    733,938
Cable & Wireless Optus Ltd.* ..................   775,500                  2,307,345
Cabletron Systems, Inc.* ......................   119,100                  3,007,275
CIENA Corp.* ..................................     6,800                  1,133,475
Cisco Systems, Inc.* ..........................    75,300                  4,786,256
Corning, Inc. .................................    49,400                 13,331,826
Crown Castle International Corp.* .............     9,400                    343,100
Digex, Inc.* ..................................    32,400                  2,201,175
Ericsson AB--B Shares .........................   158,000                  3,136,727
Extreme Networks, Inc.* .......................     8,100                    854,550
Finisar Corp.* ................................    66,300                  1,736,231
Flag Telecom Holdings Ltd.* ...................    27,730                    412,484
Global Crossing Ltd.* .........................   267,900                  7,049,120
Impsat Fiber Networks, Inc.* ..................    30,900                    517,575
Lucent Technologies, Inc. .....................    45,900                  2,719,575
MGC Communications, Inc.* .....................    45,100                  2,703,181
Nokia Oyj ADR (Finland) .......................    72,300                  3,610,481
Nortel Networks Corp. (Canada). ...............   147,400                 10,060,051
NTL, Inc.* ....................................    88,082                  5,273,919
ONI Systems Corp.* ............................       620                     72,666
Redback Networks, Inc.* .......................     4,900                    872,200
Tekelec* ......................................    70,800                  3,411,675
Tele1 Europe Holding AB ADR (Sweden)* .........     6,200                     74,788
Tellabs, Inc.* ................................    17,800                  1,218,188
Versatel Telecom International N.V. ADR
  (Netherlands)* ..............................    48,840                  2,048,716
                                                                      --------------
                                                                          90,902,675
                                                                      --------------
Utilities--Electric (3.1%)
AES Corp.* ....................................   191,200                  8,723,498
Calpine Corp.* ................................    21,100                  1,387,325
CMS Energy Corp. ..............................    31,700                    701,363
NRG Energy, Inc.* .............................   129,180                  2,357,535
                                                                      --------------
                                                                          13,169,721
                                                                      --------------

30    See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                           Number of          Market
                                                             Shares           Value
                                                           ---------      --------------
Utilities--Gas (1.4%)
Dynegy, Inc. ...........................................      22,500      $    1,537,031
Enron Corp. ............................................      30,200           1,947,900
Williams Companies, Inc. ...............................      63,800           2,659,663
                                                                          --------------
                                                                               6,144,594
                                                                          --------------
Utilities--Telephone (9.2%)
ALLTEL Corp. ...........................................      39,800           2,465,111
Broadwing, Inc.* .......................................      59,105           1,533,036
Cable & Wireless PLC (Great Britain) ...................     124,333           2,110,988
Energis PLC* ...........................................      67,610           2,542,028
Focal Communications Corp.* ............................      10,700             382,525
GTE Corp. ..............................................      27,900           1,736,775
Intermedia Communications, Inc.* .......................         500              14,875
KPNQwest N.V. (Netherlands)* ...........................      22,900             899,468
Metromedia Fiber Network, Inc.* ........................      74,960           2,974,975
NDS Group PLC ADR (Great Britain)* .....................       8,800             536,800
NEXTLINK Communications, Inc., Class A* ................      60,600           2,299,013
Partner Communications Co., Ltd. ADR (Isreal)* .........     217,075           2,062,213
Pegasus Communications Corp.* ..........................       9,200             451,375
Qwest Communications International, Inc.* ..............       7,800             387,563
Sprint Corp. ...........................................       7,600             387,600
Tele1 Europe Holding AB* ...............................     125,850           1,546,319
Time Warner Telecom, Inc.* .............................      30,400           1,957,000
Vodafone Group PLC (Great Britain) .....................   1,438,497           5,827,640
VoiceStream Wireless Corp.* ............................      27,200           3,163,276
Williams Communications Group, Inc.* ...................     110,600           3,670,538
Winstar Communications, Inc.* ..........................      78,450           2,657,494
                                                                          --------------
                                                                              39,606,612
                                                                          --------------
Total Common Stocks (Cost $368,525,381)                                      413,887,315
                                                                          --------------
WARRANTS (0.0%)
Forest Products & Paper (0.0%)
Asia Pulp & Paper Co., Ltd. (Singapore)* ...............       9,460                 164
                                                                          --------------
Total Warrants (Cost $0)                                                             164
                                                                          --------------
TOTAL INVESTMENTS At Market Value (95.7)%
  (Cost $368,525,381)                                                        413,887,479
Other assets in excess of liabilities (4.3)%                                  18,465,434
                                                                          --------------
Net Assets (100.0)%                                                       $  432,352,913
                                                                          ==============

Notes to Schedule of Investments

Unrealized gains and losses, based on identified tax cost at June 30, 2000 are as follows:

  Unrealized gains .....................................                     $75,916,272
  Unrealized losses ....................................                     (30,554,174)
                                                                             -----------
  Net unrealized gain ..................................                     $45,362,098
                                                                             ===========

 * Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.


                                     See Notes to Schedule of Investments.   31

Scudder International Growth Portfolio
Schedule of Investments
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                          Number of             Market
                                                           Shares               Value
                                                          ---------         --------------
COMMON STOCKS (95.0%)
Australia (1.5%)
Broken Hill Proprietary Co. (Mining) ................       411,200         $    4,851,996
Western Mining Corp. Holding Ltd. (Mining) ..........       772,100              3,447,195
Woodside Petroleum Ltd. (Oil & Gas) .................       256,600              1,992,986
                                                                            --------------
                                                                                10,292,177
                                                                            --------------
Canada (1.7%)
Canadian National Railway Co. (Transportation) ......       210,000              6,129,373
Nortel Networks Corp. (Communications) ..............        80,300              5,661,727
                                                                            --------------
                                                                                11,791,100
                                                                            --------------
Finland (1.5%)
Nokia Oyj (Communications) ..........................       200,300             10,206,627
                                                                            --------------
France (16.5%)
Alcatel (Communications) ............................       156,460             10,247,395
Axa UAP (Insurance) .................................        37,673              5,926,083
Banque National de Paris (Banking) ..................        81,322              7,814,873
Bic SA (Office Equipment & Supplies) ................       101,033              4,941,221
Bouygues SA (Heavy Construction)* ...................         7,254              4,840,933
Christian Dior SA (Diversified) .....................        27,846              6,304,925
Credit Lyonnais SA (Financial Services) .............       126,828              6,021,413
Dassault Systemes SA (Computer Software &
  Processing) .......................................        27,041              2,518,666
Etablissements Economiques du Casino SA
  (Food Retailers) ..................................        60,850              3,733,038
Eurotunnel SA (Financial Services)* .................     3,470,436              3,143,174
Lagardere S.C.A. (Financial Services) ...............        37,426              2,854,414
Pinault-Printemps-Redoute SA (Retailers) ............        31,194              6,920,236
Rhodia SA (Chemicals) ...............................       301,554              5,059,775
Rhone-Polenc, Class A (Chemicals) ...................       177,259             12,919,310
Schneider SA (Industrial) ...........................        48,485              3,374,299
Suez Lyonnaise des Eaux (Diversified) ...............        50,320              8,802,991
Total SA--Series B (Oil & Gas) ......................       102,597             15,708,464
                                                                            --------------
                                                                               111,131,210
                                                                            --------------
Germany (10.4%)
Allianz AG (Insurance) ..............................        20,392              7,237,796
Bayer AG (Chemicals) ................................       147,492              5,748,206
Bayerische Vereinsbank AG (Banking) .................       105,413              6,799,539
Celanese AG (Chemicals) .............................        13,360                257,283
Commerzbank AG (Banking) ............................        72,500              2,594,695
Deutsche Telekom AG (Communications) ................        48,228              2,749,502
Dresdner Bank AG (Banking) ..........................        83,581              3,434,301
Epcos AG (Electronics)* .............................        66,786              6,652,941
Ergo Versicherungs Gruppe AG* (Insurance) ...........        25,392              2,880,694
Heidelberger Druckmaschinen AG
  (Heavy Machinery) .................................        16,988              1,023,235
Muenchener Rueckversicherungs-Gesellschaft
  AG (Insurance) ....................................        22,564              7,055,754
Siemans AG (Electronics) ............................        69,179             10,420,412
Veba AG (Electric Utilities) ........................       284,496             13,940,938
                                                                            --------------
                                                                                70,795,296
                                                                            --------------

                                                          Number of             Market
                                                           Shares               Value
                                                          ---------         --------------
Hong Kong (1.4%)
China Telecom Hong Kong Ltd.
  (Communications)* .................................       462,000         $    4,074,424
Hutchison Whampoa Ltd. (Diversified) ................       240,900              3,028,402
Legend Holdings Ltd. (Computers &
  Information) ......................................     1,344,000              1,301,664
Li & Fung Ltd. (Financial Services) .................       178,000                890,498
                                                                            --------------
                                                                                 9,294,988
                                                                            --------------
Italy (5.9%)
Alleanza Assicurazioni SpA (Insurance) ..............       189,800              2,524,207
Assicurazione Generali SpA (Insurance) ..............       212,200              7,262,630
Banca Intesa SpA (Commercial Services) ..............     1,304,585              5,833,060
Gruppo Editoriale L'Espresso SpA (Media--
  Broadcasting & Publishing) ........................             1                     13
Holding di Partecipazioni Industriali SpA
  (Financial Services) ..............................     1,266,500              1,690,398
Mediobanca SpA (Banking) ............................       709,000              7,300,006
RAS SpA (Insurance) .................................       250,550              2,746,930
San Paolo--IMI SpA (Banking) ........................       312,800              5,543,692
Seat Pagine Gialle SpA (Media--
  Broadcasting & Publishing) ........................     2,000,700              6,904,617
                                                                            --------------
                                                                                39,805,553
                                                                            --------------
Japan (24.3%)
Advantest Corp. (Electronics) .......................        16,200              3,618,359
Benesse Corp. (Commercial Services) .................        22,000              1,527,128
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals) .................................       330,000              6,248,748
Daiwa Securities Co., Ltd. (Financial Services) .....       327,000              4,323,561
DDI Corp. (Communications) ..........................           269              2,591,302
East Japan Railway Co. (Transportation) .............         1,113              6,475,025
Fuji Bank (Banking) .................................       730,000              5,556,760
Fujisawa Pharmaceutical (Pharmaceuticals) ...........        45,000              1,823,207
Fujitsu Ltd. (Computers & Information) ..............       272,000              9,427,574
Kyocera Corp. (Electronics) .........................        42,000              7,135,855
Matsushita Electric Industrial Co., Ltd.
  (Electronics) .....................................       287,000              7,453,849
Mitsubishi Estate Co., Ltd. (Real Estate) ...........       340,000              4,007,376
Mitsui Fudosan Co., Ltd. (Real Estate) ..............       395,000              4,290,016
Murata Manufacturing Co., Ltd. (Electronics) ........        47,000              6,755,822
NEC Corp. (Computers & Information) .................       300,000              9,434,760
Nikko Securities Co., Ltd. (Financial Services) .....       413,000              4,095,473
Nintendo Corp. Ltd. (Entertainment & Leisure) .......        32,300              5,649,486
Nippon Telegraph & Telephone Corp.
  (Communications) ..................................           359              4,780,564
Nissan Motor Co., Ltd. (Transportation)* ............       647,000              3,818,982
Nomura Securities Co., Ltd. (Financial Services)            324,000              7,940,495
NTT Mobile Communcations Network, Inc.
  (Communications) ..................................           263              7,128,583
Ricoh Co., Ltd. (Office Equipment & Supplies) .......       191,000              4,049,620
Sakura Bank Ltd. (Banking) ..........................       897,000              6,209,572
Sankyo Co., Ltd. (Pharmaceuticals) ..................       255,000              5,767,820
Sanyo Electric Co., Ltd (Electronics) ...............       386,000              3,477,783


32   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                          Number of             Market
                                                           Shares               Value
                                                          ---------         --------------
Japan (continued)
Softbank Corp. (Banking) ............................        10,800         $    1,468,763
Sony Corp. ADR (Electronics) ........................        20,000             1,886,249
Sony Corp. (Electronics) ............................        55,000             5,142,374
Sumitomo Electric Industries (Electronics) ..........       267,000              4,584,283
Tokyo Electron Ltd. (Electronics) ...................        23,000              3,153,988
Toshiba Corp. (Electronics) .........................       708,000              8,003,728
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals) .................................       121,000              6,616,522
                                                                            --------------
                                                                               164,443,627
                                                                            --------------
Netherlands (6.1%)
ABN Amro Holdings N.V. (Financial Services) .........       276,710              6,769,157
Akzo Nobel N.V. (Chemicals) .........................        71,490              3,032,906
ASM Lithography Holding N.V. (Electronics)* .........        95,310              4,090,696
Gucci Group N.V. (Textiles, Clothing & Fabrics) .....        55,690              5,276,626
KPN N.V. (Communications) ...........................       129,600              5,788,532
Laurus N.V. (Food Retailers) ........................       117,980              1,411,584
St Microelectronics N.V. (Electronics) ..............       185,370             11,663,721
VNU N.V. (Media--Broadcasting & Publishing) .........        61,200              3,156,476
                                                                            --------------
                                                                                41,189,698
                                                                            --------------
Singapore (0.4%)
Chartered Semiconductor Manufacturing ADR
  (Electronics)* ....................................        29,700              2,672,999
                                                                            --------------
South Korea (3.1%)
Samsung Electronics (Electronics) ...................        31,616             10,462,819
SK Telecom Co., Ltd. (Telecommunications) ...........        32,300             10,573,305
                                                                            --------------
                                                                                21,036,124
                                                                            --------------
Spain (0.8%)
Telefonica SA (Communications)* .....................       266,674              5,720,264
                                                                            --------------
Sweden (1.3%)
Ericsson AB--B Shares (Commercial Services) .........       442,400              8,782,834
                                                                            --------------
Switzerland (3.1%)
Nestle SA (Beverages, Food & Tobacco) ...............         4,040              8,076,537
Roche Holding AG (Pharmaceuticals) ..................           425              4,132,378
Swiss Re (Insurance) ................................         1,594              3,245,194
UBS AG (Banking) ....................................        36,160              5,291,600
                                                                            --------------
                                                                                20,745,709
                                                                            --------------
Taiwan (2.2%)
Far East Textile (Textiles, Clothing & Fabrics) .....     1,512,660              1,880,690
Gigamedia Ltd (Computers & Information)* ............        53,100                643,838
Hon Hai Precision Industry (Industrial)* ............       282,800              2,558,774
Taiwan Semiconductor (Electronics)* .................       875,610              4,160,722
United Microelectronics Corp. Ltd.
  (Electronics)* ....................................     1,906,800              5,306,243
                                                                            --------------
                                                                                14,550,267
                                                                            --------------

                                                          Number of             Market
                                                           Shares               Value
                                                          ---------         --------------
United Kingdom (14.8%)
ARM Holdings PLC (Electronics)* .....................       169,020         $    1,815,680
Billiton PLC (Mining) ...............................       582,930              2,379,228
BOC Group PLC (Chemicals) ...........................       286,346              4,127,477
BP Amoco PLC (Oil & Gas) ............................     1,022,317              9,834,281
British Aerospace PLC (Aerospace & Defense)..........       860,675              5,380,252
British Airways PLC (Airlines) ......................       557,541              3,214,614
Cable & Wireless PLC (Communications) ...............       322,515              5,475,821
Glaxo Wellcome PLC (Pharmaceuticals) ................       105,255              3,077,467
Prudential Corp. PLC (Insurance) ....................       385,400              5,660,524
Reed International PLC (Media--Broadcasting
  & Publishing) .....................................       881,958              7,694,554
Rentokil Initial PLC (Environmental Controls) .......       702,643              1,599,145
Reuters Group PLC (Financial Services) ..............       501,157              8,569,735
Rio Tinto PLC (Mining) ..............................       525,548              8,611,997
Shell Transport & Trading Co. PLC (Oil & Gas) .......     1,133,931              9,488,621
SmithKline Beecham PLC (Pharmaceuticals) ............       236,902              3,109,244
Standard Chartered PLC (Banking) ....................       348,837              4,356,032
Vodafone Group PLC (Communications) .................     3,876,006             15,702,477
                                                                            --------------
                                                                               100,097,149
                                                                            --------------
Total Common Stocks (Cost $549,055,344)                                        642,555,622
                                                                            --------------
CORPORATE DEBT (0.3%)
France (0.3%)
Eurotunnel Finance Ltd. (Financial Services) ........     1,100,000              1,331,830
Eurotunnel Finance Ltd. (Financial Services) ........       300,000                363,226
                                                                            --------------
                                                                                 1,695,056
                                                                            --------------
United Kingdom (0.0%)
British Aerospace PLC (Aerospace & Defense) .........        73,479                109,594
                                                                            --------------
Total Corporate Debt (Cost $1,869,730)                                           1,804,650
                                                                            --------------
PREFERRED STOCKS (0.5%)
Germany (0.5%)
SAP AG-Vorzug (Germany) (Computer Software
  & Processing) .....................................        17,007              3,140,588
                                                                            --------------
Total Preferred Stocks (Cost $2,404,811)                                         3,140,588
                                                                            --------------
TOTAL INVESTMENTS At Market Value (95.8)%
  (Cost $553,329,885)                                                          647,500,860
Other assets in excess of liabilities (4.2)%                                    28,548,959
                                                                            --------------
Net Assets (100.0)%                                                         $  676,049,819
                                                                            ==============


                                    See Notes to Schedule of Investments.   33

Scudder International Growth Portfolio
Schedule of Investments
June 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

Notes to Schedule of Investments

Unrealized gains and losses, based on identified tax cost at June 30, 2000 are as follows:

  Unrealized gains ..................................  $134,151,101
  Unrealized losses .................................   (39,980,126)
                                                       ------------
  Net unrealized gain ...............................   $94,170,975
                                                       ============

 * Non-income producing security.

ADR American Depository

Receipt Category percentages are based on net assets.


34   See Notes to Schedule of Investments.

T. Rowe Price Growth Equity Portfolio
Schedule of Investments
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                     Number of              Market
                                                       Shares               Value
                                                    -----------         --------------
COMMON STOCKS (97.0%)
Advertising (0.6%)
Omnicom Group, Inc. .............................        52,300         $    4,657,969
                                                                        --------------
Aerospace & Defense (0.6%)
Teleflex, Inc. ..................................        43,500              1,612,219
United Technologies .............................        41,200              2,425,650
                                                                        --------------
                                                                             4,037,869
                                                                        --------------
Banking (2.8%)
Bank of New York Co., Inc. ......................       127,000              5,905,500
Chase Manhattan Bank ............................        31,650              1,457,878
Firstar Corp. ...................................       262,800              5,535,225
Softbank Corp. ..................................         7,800              1,060,773
State Street Corp. ..............................        31,200              3,309,150
Wells Fargo & Co. ...............................        71,700              2,778,375
                                                                        --------------
                                                                            20,046,901
                                                                        --------------
Beverages, Food & Tobacco (2.0%)
Coca-Cola Co. ...................................        65,900              3,785,131
Pepsico, Inc. ...................................       145,400              6,461,213
Philip Morris Co., Inc. .........................       138,000              3,665,625
                                                                        --------------
                                                                            13,911,969
                                                                        --------------
Building Materials (0.4%)
Lowe's Companies, Inc. ..........................        74,800              3,071,475
                                                                        --------------
Chemicals (0.9%)
Pharmacia Corp. .................................       122,074              6,309,700
                                                                        --------------
Commercial Services (1.2%)
Ericsson AB--B Shares ...........................       188,600              3,744,219
Randstad Holdings N.V. (Netherlands). ...........       126,050              4,656,590
                                                                        --------------
                                                                             8,400,809
                                                                        --------------
Communications (10.4%)
China Telecom Hong Kong Ltd.* ...................       180,000              1,587,438
China Unicom Ltd. ADR (China)* ..................       106,300              2,258,875
Corning, Inc. ...................................        44,400             11,982,450
Crown Castle International Corp.* ...............        17,800                649,700
Nextel Communications, Inc., Class A* ...........       148,500              9,086,344
NEXTLINK Communications, Inc., Class A* .........       102,600              3,892,388
Nokia Oyj ADR (Finland) .........................       129,400              6,461,913
Nortel Networks Corp. ...........................       122,200              8,340,150
Sprint Corp. (PCS Group)* .......................        83,900              4,992,050
Telesp Cellular Partcipa (Spain) ................        60,000              2,692,500
Vodafone Group PLC (Great Britain) ..............   2,210,614                8,955,640
Vodafone Group PLC ADR (Great Britain) ..........      59,150                2,451,028
WorldCom, Inc.* .................................     262,174               12,027,233
                                                                        --------------
                                                                            75,377,709
                                                                        --------------
Computer Software & Processing (12.9%)
America Online, Inc.* ...........................     140,300                7,400,823
Ariba, Inc.* ....................................      60,200                5,902,421
Automatic Data Processing, Inc. .................     114,600                6,138,263
BMC Software, Inc.* .............................     131,600                4,801,347

                                                     Number of              Market
                                                       Shares               Value
                                                    -----------         --------------
Computer Software & Processing (continued)
Ceridian Corp.* .................................       103,100         $    2,480,844
Computer Associates International, Inc. .........        41,900              2,144,756
Electronic Arts, Inc.* ..........................        43,300              3,158,194
First Data Corp. ................................       137,500              6,823,438
Macromedia, Inc.* ...............................        12,000              1,160,250
Microsoft Corp.* ................................       224,200             17,936,001
Oracle Systems Corp.* ...........................       138,700             11,659,469
Peregrine Systems, Inc.* ........................        34,800              1,207,125
Siebel Systems, Inc.* ...........................        38,400              6,280,800
Sun Microsystems, Inc.* .........................        46,200              4,201,313
Veritas Software Corp.* .........................        56,375              6,371,254
Vitria Technology, Inc.* ........................        42,200              2,579,475
Yahoo! Inc.* ....................................        27,600              3,418,950
                                                                        --------------
                                                                            93,664,723
                                                                        --------------
Computers & Information (5.6%)
Cisco Systems, Inc.* ............................       305,700             19,431,056
Dell Computer Corp.* ............................       245,800             12,121,014
Hewlett-Packard Co. .............................        36,000              4,495,500
Lexmark International Group, Inc.* ..............        15,300              1,028,925
Sandisk Corp.* ..................................        60,000              3,671,250
                                                                        --------------
                                                                            40,747,745
                                                                        --------------
Cosmetics & Personal Care (0.2%)
Gillette Co. ....................................        51,000              1,781,813
                                                                        --------------
Diversified (3.0%)
Hutchison Whampoa Ltd. (Hong Kong) ..............       527,670              6,633,445
Tomkins PLC (Great Britain) .....................       517,660              1,686,743
Tyco International Ltd. .........................       286,800             13,587,151
                                                                        --------------
                                                                            21,907,339
                                                                        --------------
Electric Utilities (1.8%)
General Electric Co. ............................       249,000             13,197,000
                                                                        --------------
Electronics (14.1%)
Altera Corp.* ...................................        68,900              7,023,493
Analog Devices, Inc.* ...........................        27,000              2,051,998
Applied Materials, Inc.* ........................        87,400              7,920,623
Applied Micro Circuits Corp.* ...................        30,000              2,962,498
Atmel Corp.* ....................................        53,900              1,987,561
Flextronics International Ltd.* .................       137,600              9,451,400
Intel Corp. .....................................        94,200             12,593,363
JDS Uniphase Corp.* .............................        73,100              8,762,863
Koninklijke Philips Electronics N.V. ADR
  (Netherlands) .................................       174,800              8,232,311
Kyocera Corp. ...................................        19,300              3,279,095
Maxim Intergrated Products, Inc.* ...............       105,800              7,187,788
Motorola, Inc. ..................................        54,000              1,569,375
PMC-Sierra, Inc.* ...............................        19,200              3,411,600
Samsung Electronics .............................        15,200              5,030,201
SDL, Inc.* ......................................        11,600              3,308,175
Solectron Corp.* ................................       175,600              7,353,250
Sony Corp. ADR (Japan) ..........................        38,400              3,590,312

                                    See Notes to Schedule of Investments.   35

T. Rowe Price Growth Equity Portfolio
Schedule of Investments
June 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

                                                     Number of               Market
                                                      Shares                 Value
                                                    ----------           --------------
Electronics (continued)
Texas Instruments, Inc. ..........................    98,800             $    6,786,325
                                                                         --------------
                                                                            102,502,231
                                                                         --------------
Entertainment (0.7%)
MGM Grand, Inc.** ................................   156,000                  4,816,500
                                                                         --------------
Entertainment & Leisure (0.4%)
Time Warner, Inc. ................................    38,500                  2,926,000
                                                                         --------------
Financial Services (5.5%)
Ambac Financial Group, Inc. ......................    25,100                  1,375,792
Associates First Capital Corp. ...................   144,500                  3,224,154
Capital One Financial Corp. ......................   120,600                  5,381,775
Citigroup, Inc. ..................................   220,450                 13,282,114
Concord EFS, Inc.* ...............................   114,400                  2,974,400
Mellon Financial Corp. ...........................   115,400                  4,204,888
Morgan Stanley Dean Witter Discover & Co. ........    62,600                  5,211,450
Mutual Risk Management Ltd. ......................    80,200                  1,388,463
Providian Financial Corp. ........................    33,000                  2,970,000
                                                                         --------------
                                                                             40,013,036
                                                                         --------------
Food Retailers (1.3%)
Safeway, Inc.* ...................................   207,100                  9,345,389
                                                                         --------------
Forest Products & Paper (0.3%)
Kimberly-Clark Corp. .............................    37,500                  2,151,563
                                                                         --------------
Insurance (4.1%)
Ace, Ltd. (Bermuda) ..............................   293,900                  8,229,201
Fairfax Financial Holdings Ltd.* .................     3,685                    403,167
Fairfax Financial Holdings Ltd. ..................     5,100                    557,979
Hartford Financial Services Group ................    72,000                  4,027,500
Marsh & McLennan Co., Inc. .......................    12,000                  1,253,250
Partner Re Ltd. (Bermuda) ........................    31,500                  1,116,281
UnitedHealth Group, Inc. .........................    84,400                  7,237,300
Wellpoint Health Networks, Inc.* .................    93,400                  6,765,663
                                                                         --------------
                                                                             29,590,341
                                                                         --------------
Media--Broadcasting & Publishing (4.4%)
AT&T Corp.--Liberty Media Group* .................   217,000                  5,262,249
Clear Channel Communications, Inc.* ..............    61,500                  4,612,500
Comcast Corp.* ...................................   179,300                  7,261,650
Infinity Broadasting Corp.* ......................   126,600                  4,612,988
Viacom, Inc., Class B* ...........................   123,364                  8,411,883
VNU N.V. (Netherlands) ...........................    39,600                  2,042,425
                                                                         --------------
                                                                             32,203,695
                                                                         --------------
Medical Supplies (1.4%)
Baxter International, Inc. .......................   119,500                  8,402,344
PE Corp.-PE Biosystems Group .....................    29,300                  1,930,138
                                                                         --------------
                                                                             10,332,482
                                                                         --------------
Metals (0.6%)
Danaher Corp. ....................................    61,200                  3,025,575
Masco Corp. ......................................    86,900                  1,569,631
                                                                         --------------
                                                                              4,595,206
                                                                         --------------

                                                     Number of               Market
                                                      Shares                 Value
                                                    ----------           --------------
Oil & Gas (3.8%)
Baker Hughes, Inc. ...............................   191,700             $    6,134,400
Chevron Corp. ....................................    71,900                  6,098,019
Exxon Mobil Corp. ................................    89,219                  7,003,692
Royal Dutch Petroleum Co. N.V. (Netherlands) .....   133,600                  8,224,750
                                                                         --------------
                                                                             27,460,861
                                                                         --------------
Pharmaceuticals (9.2%)
American Home Products Corp. .....................    93,500                  5,493,123
Amgen, Inc.* .....................................    30,100                  2,114,523
Bristol-Myers Squibb Co. .........................    52,000                  3,029,000
Eli Lilly and Co. ................................    87,300                  8,719,088
Genentech, Inc.* .................................    35,300                  6,071,600
MedImmune, Inc.* .................................    63,000                  4,662,000
Merck & Co., Inc. ................................    34,900                  2,674,213
Pfizer, Inc. .....................................   501,725                 24,082,801
Schering-Plough Corp. ............................    80,200                  4,050,100
Waters Corp.* ....................................    43,000                  5,366,938
                                                                         --------------
                                                                             66,263,386
                                                                         --------------
Real Estate (0.3%)
Starwood Hotels & Resorts Worldwide, Inc. ........    77,100                  2,491,294
                                                                         --------------
Restaurants (0.5%)
Compass Group PLC ADR (Great Britain) ............   179,400                  2,369,515
McDonald's Corp. .................................    30,200                    994,713
                                                                         --------------
                                                                              3,364,228
                                                                         --------------
Retailers (4.9%)
Circuit City Stores--Circuit City Group ..........    72,000                  2,389,500
CVS Corp. ........................................   154,000                  6,160,000
Home Depot, Inc. .................................   125,200                  6,252,175
Kroger Co.* ......................................   197,500                  4,357,344
Priceline.com, Inc.* .............................    48,000                  1,823,251
Target Corp. .....................................    51,000                  2,958,000
Wal-Mart de Mexico SA ADR (Mexico)* ..............   120,200                  2,820,854
Wal-Mart Stores, Inc. ............................   145,300                  8,372,913
                                                                         --------------
                                                                             35,134,037
                                                                         --------------
Transportation (0.6%)
Kansas City Southern Industries ..................    49,400                  4,381,163
                                                                         --------------
U.S. Government (2.5%)
Federal Home Loan Mortgage Corp. .................   309,800                 12,546,901
Federal National Mortgage Association ............   110,000                  5,740,625
                                                                         --------------
                                                                             18,287,526
                                                                         --------------
Total Common Stocks (Cost $539,539,401)                                     702,971,959
                                                                         --------------
TOTAL INVESTMENTS At Market Value (97.0%)
  (Cost $539,539,401)                                                       702,971,959
Other assets in excess of liabilities (3.0%)                                 21,877,941
                                                                         --------------
Net Assets (100.0)%                                                      $  724,849,900
                                                                         ==============


36   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

Notes to Schedule of Investments

Unrealized gains and losses, based on identified tax cost at June 30, 2000 are as follows:

  Unrealized gains ...............................                         $190,334,733
  Unrealized losses ..............................                          (26,902,175)
                                                                           ------------
  Net unrealized gain ............................                         $163,432,558
                                                                           ============

 * Non-income producing security.

** Security exempt from registration under Rule 144A of the Security Act of 1933 These securities may be resold in transactions exempt from registration, normally to qualify institutional buyers. At June 30, 2000 the market value of these securities amounted to $4,816,500 or .66% of net assets.

ADR American Depository Receipt.

Category percentages are based on net assets.


                                     See Notes to Schedule of Investments.   37

Portfolio Partners, Inc.
Statements of Assets and Liabilities
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                 MFS Emerging        MFS Research
                                              Equities Portfolio   Growth Portfolio
                                              ------------------   ----------------
Assets:
Investments, at market value ...............    $1,576,418,729       $575,926,866
Cash .......................................        30,099,436            417,497
Cash denominated in foreign currencies .....               120            246,451
Receivable for:
 Dividends and interest ....................           202,188            222,048
 Investments sold ..........................         1,322,286          7,139,924
 Fund shares sold ..........................           256,968             28,970
 Recoverable foreign taxes .................             3,197             40,705
Gross unrealized gain on forward foreign
 currency exchange contracts ...............                --                 --
                                                --------------       ------------
                                                 1,608,302,924        584,022,461
                                                --------------       ------------
Liabilities:
Payable for:
 Investments purchased .....................           289,453          3,273,980
 Fund shares redeemed ......................         2,034,699            836,197
Due to custodian ...........................                --                 --
Administrative services fees payable .......           169,801             71,214
Advisory fees payable ......................           869,500            329,085
Gross unrealized loss on forward foreign
 currency exchange contracts ...............                --             41,139
                                                --------------       ------------
   Total Liabilities .......................         3,363,453          4,551,615
                                                --------------       ------------
NET ASSETS .................................    $1,604,939,471       $579,470,846
                                                ==============       ============
Net assets represented by:
Paid-in Capital ............................    $  856,803,878       $352,158,242
Net unrealized gain on investments and
 foreign currency related translations .....       702,534,738        114,593,541
Undistributed net investment income ........        (5,287,465)          (336,173)
Accumulated net realized gain on
 investments ...............................        50,888,320        113,055,236
                                                --------------       ------------
NET ASSETS .................................    $1,604,939,471       $579,470,846
                                                ==============       ============
Capital Shares, $.001 par value:
 Outstanding ...............................        19,177,500         36,906,645
 Net Assets ................................    $1,604,939,471       $579,470,846
 Net Asset Value, offering and
 redemption price per share (net assets
 divided by shares outstanding) ............    $        83.69       $      15.70
Cost of investments ........................    $  873,884,170       $461,328,372

                                                    MFS Capital         Scudder International   T. Rowe Price Growth
                                              Opportunities Portfolio      Growth Portfolio       Equity Portfolio
                                              -----------------------   ---------------------   --------------------
Assets:
Investments, at market value ...............       $413,887,479             $ 647,500,860          $ 702,971,959
Cash .......................................         15,308,629                15,513,413             23,952,974
Cash denominated in foreign currencies .....                 --                        --                     --
Receivable for:
 Dividends and interest ....................            210,026                   586,874                412,895
 Investments sold ..........................          8,548,723                16,856,168              7,011,974
 Fund shares sold ..........................             93,430                13,432,482                     --
 Recoverable foreign taxes .................             11,718                   746,481                 21,308
Gross unrealized gain on forward foreign
 currency exchange contracts ...............                732                     6,838                     --
                                                   ------------             -------------          -------------
                                                    438,060,737               694,643,116            734,371,110
                                                   ------------             -------------          -------------
Liabilities:
Payable for:
 Investments purchased .....................          3,238,608                14,834,115              8,357,066
 Fund shares redeemed ......................                733                        77                139,207
Due to custodian ...........................          2,149,851                 3,209,665                584,335
Administrative services fees payable .......             88,509                   109,888                 87,966
Advisory fees payable ......................            230,123                   439,552                351,865
Gross unrealized loss on forward foreign
 currency exchange contracts ...............                 --                        --                    771
                                                   ------------             -------------          -------------
   Total Liabilities .......................          5,707,824                18,593,297              9,521,210
                                                   ------------             -------------          -------------
NET ASSETS .................................       $432,352,913             $ 676,049,819          $ 724,849,900
                                                   ============             =============          =============
Net assets represented by:
Paid-in Capital ............................       $270,982,175             $ 416,335,299          $ 441,977,577
Net unrealized gain on investments and
 foreign currency related translations .....         45,361,189                94,165,792            163,429,536
Undistributed net investment income ........           (602,601)                5,549,756              2,105,577
Accumulated net realized gain on
 investments ...............................        116,612,150               159,998,972            117,337,210
                                                   ------------             -------------          -------------
NET ASSETS .................................       $432,352,913             $ 676,049,819          $ 724,849,900
                                                   ============             =============          =============
Capital Shares, $.001 par value:
 Outstanding ...............................          7,312,787                29,081,336             10,172,709
 Net Assets ................................       $432,352,913             $ 676,049,819          $ 724,849,900
 Net Asset Value, offering and
 redemption price per share (net assets
 divided by shares outstanding) ............       $      59.12             $       23.25          $       71.25
Cost of investments ........................       $368,525,381             $ 553,329,885          $ 539,539,401



38  See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Operations
For the Six Months Ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                    MFS Emerging        MFS Research
                                                 Equities Portfolio   Growth Portfolio
                                                 ------------------   ----------------
Investment Income:
 Dividends ....................................      $    309,197        $  1,894,667
 Interest .....................................           549,410             143,490
                                                     ------------        ------------
                                                          858,607           2,038,157
Foreign taxes withheld on dividends ...........            (2,553)            (20,090)
                                                     ------------        ------------
   Total investment income ....................           856,054           2,018,067
                                                     ------------        ------------
Investment Expenses:
Investment advisory fee .......................        (5,140,328)         (1,936,140)
Administrative services fees ..................        (1,003,191)           (418,100)
                                                     ------------        ------------
   Total expenses .............................        (6,143,519)         (2,354,240)
                                                     ------------        ------------
Net investment income (loss) ..................        (5,287,465)           (336,173)
                                                     ------------        ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Sales of investments .........................        35,514,096          71,040,189
                                                     ------------        ------------
 Futures, foreign currency and forward
  foreign currency exchange contracts .........            (3,989)                 49
                                                     ------------        ------------
 Net realized gains (loss) on investments,
  futures, foreign currency and forward
  foreign currency exchange contracts .........        35,510,107          71,040,238
                                                     ------------        ------------
Net change in unrealized gain or (loss) on:
 Investments ..................................       (13,968,391)        (36,572,163)
 Futures, foreign currency and forward
  foreign currency exchange contracts .........               228              (2,945)
                                                     ------------        ------------
  Net change in unrealized gain or (loss)
   on investments, futures, foreign
   currency and forward foreign
   currency exchange contracts ................       (13,968,163)        (36,575,108)
                                                     ------------        ------------
Net realized and change in unrealized gain
 (loss) on investments, futures, foreign
 currency and forward foreign currency
 exchange contracts ...........................        21,541,944          34,465,130
                                                     ------------        ------------
Net increase (decrease) in net assets
 resulting from operations ....................      $ 16,254,479        $ 34,128,957
                                                     ============        ============

                                                       MFS Capital         Scudder International   T. Rowe Price Growth
                                                 Opportunities Portfolio      Growth Portfolio       Equity Portfolio
                                                 -----------------------   ---------------------   --------------------
Investment Income:
 Dividends ....................................        $  1,036,586            $   6,169,559           $  2,462,479
 Interest .....................................             140,042                  560,591                461,758
                                                       ------------            -------------           ------------
                                                          1,176,628                6,730,150              2,924,237
Foreign taxes withheld on dividends ...........             (25,971)                (887,841)               (58,875)
                                                       ------------            -------------           ------------
   Total investment income ....................           1,150,657                5,842,309              2,865,362
                                                       ------------            -------------           ------------
Investment Expenses:
Investment advisory fee .......................          (1,264,081)              (2,759,291)            (2,065,689)
Administrative services fees ..................            (486,185)                (689,823)              (516,422)
                                                       ------------            -------------           ------------
   Total expenses .............................          (1,750,266)              (3,449,114)            (2,582,111)
                                                       ------------            -------------           ------------
Net investment income (loss) ..................            (599,609)               2,393,195                283,251
                                                       ------------            -------------           ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
 Sales of investments .........................          55,732,598              101,067,836             60,645,782
                                                       ------------            -------------           ------------
 Futures, foreign currency and forward
  foreign currency exchange contracts .........             (41,086)                 141,813               (159,110)
                                                       ------------            -------------           ------------
 Net realized gains (loss) on investments,
  futures, foreign currency and forward
  foreign currency exchange contracts .........          55,691,512              101,209,649             60,486,672
                                                       ------------            -------------           ------------
Net change in unrealized gain or (loss) on:
 Investments ..................................         (28,165,607)            (161,408,394)            (7,678,058)
 Futures, foreign currency and forward
  foreign currency exchange contracts .........              (2,185)                  11,709                 (1,855)
                                                       ------------            -------------           ------------
  Net change in unrealized gain or (loss)
   on investments, futures, foreign
   currency and forward foreign
   currency exchange contracts ................         (28,167,792)            (161,396,685)            (7,679,913)
                                                       ------------            -------------           ------------
Net realized and change in unrealized gain
 (loss) on investments, futures, foreign
 currency and forward foreign currency
 exchange contracts ...........................          27,523,720              (60,187,036)            52,806,759
                                                       ------------            -------------           ------------
Net increase (decrease) in net assets
 resulting from operations ....................        $ 26,924,111            $ (57,793,841)          $ 53,090,010
                                                       ============            =============           ============



                                      See Notes to Schedule of Investments.  39

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    MFS Emerging
                                                 Equities Portfolio      MFS Emerging
                                                 For the Six Months   Equities Portfolio
                                                Ended June 30, 2000       Year Ended
                                                    (unaudited)        December 31, 1999
                                                -------------------   ------------------
From Operations:
Net investment income (loss) .................    $   (5,287,465)       $   (7,958,381)
Net realized gain on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts .........        35,510,107            22,008,452
Net change unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ...................................       (13,968,163)          503,775,451
                                                  --------------        --------------
Net increase (decrease) in net assets
 resulting from operations ...................        16,254,479           517,825,522
                                                  --------------        --------------
Distributions to Shareholders From:
 Net investment income .......................                --                    --
 Net realized gain on sale of investments                     --           (11,777,873)
                                                  --------------        --------------
 Total distributions .........................                --           (11,777,873)
                                                  --------------        --------------
Fund Share Transactions:
 Proceeds from shares sold ...................       132,903,154           214,534,039
 Payments for shares redeemed ................       (76,220,079)         (269,397,945)
  Net Asset Value of shares issued in
   reinvestment of dividends and
   distributions .............................                --            11,777,873
                                                  --------------        --------------
   Net increase (decrease) in net
    assets from fund share
    transactions .............................        56,683,075           (43,086,033)
                                                  --------------        --------------
 Change in net assets ........................        72,937,554           462,961,616
Net Assets:
 Beginning of period .........................     1,532,001,917         1,069,040,301
                                                  --------------        --------------
 End of period ...............................    $1,604,939,471        $1,532,001,917
                                                  ==============        ==============
 End of period net assets includes
  undistributed net investment
  income .....................................    $   (5,287,465)       $   (7,958,381)
                                                  ==============        ==============
Share Transactions:
 Number of shares sold .......................         1,619,948             3,549,758
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................                --               182,151
 Number of redeemed ..........................          (937,724)           (4,518,790)
                                                  --------------        --------------
  Net increase (decrease) ....................           682,224              (786,881)
                                                  ==============        ==============

                                                    MFS Research                                MFS Capital
                                                  Growth Portfolio       MFS Research     Opportunities Portfolio
                                                 For the Six Months    Growth Portfolio     For the Six Months
                                                Ended June 30, 2000       Year Ended        Ended June 30, 2000
                                                    (unaudited)       December 31, 1999         (unaudited)
                                                -------------------   -----------------   ----------------------
From Operations:
Net investment income (loss) .................     $    (336,173)       $    (129,018)        $    (599,609)
Net realized gain on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts .........        71,040,238           56,628,197            55,691,512
Net change unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency exchange
 contracts ...................................       (36,575,108)          54,020,010           (28,167,792)
                                                   -------------        -------------         -------------
Net increase (decrease) in net assets
 resulting from operations ...................        34,128,957          110,519,189            26,924,111
                                                   -------------        -------------         -------------
Distributions to Shareholders From:
 Net investment income .......................                --             (989,272)                   --
 Net realized gain on sale of investments                     --                   --                    --
                                                   -------------        -------------         -------------
 Total distributions .........................                --             (989,272)                   --
                                                   -------------        -------------         -------------
Fund Share Transactions:
 Proceeds from shares sold ...................        23,388,564           30,056,736            86,984,438
 Payments for shares redeemed ................       (31,461,007)         (78,698,870)           (4,614,993)
  Net Asset Value of shares issued in
   reinvestment of dividends and
   distributions .............................                --              989,272                    --
                                                   -------------        -------------         -------------
   Net increase (decrease) in net
    assets from fund share
    transactions .............................        (8,072,443)         (47,652,862)           82,369,445
                                                   -------------        -------------         -------------
 Change in net assets ........................        26,056,514           61,877,055           109,293,556
Net Assets:
 Beginning of period .........................       553,414,332          491,537,277           323,059,357
                                                   -------------        -------------         -------------
 End of period ...............................     $ 579,470,846        $ 553,414,332         $ 432,352,913
                                                   =============        =============         =============
 End of period net assets includes
  undistributed net investment
  income .....................................     $    (336,173)       $    (135,460)        $    (602,601)
                                                   =============        =============         =============
Share Transactions:
 Number of shares sold .......................         1,560,559            2,414,242             1,492,240
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................                --               78,020                    --
 Number of redeemed ..........................        (2,098,052)          (6,232,711)              (77,656)
                                                   -------------        -------------         -------------
  Net increase (decrease) ....................          (537,493)          (3,740,449)            1,414,584
                                                   =============        =============         =============


40  See Notes to Schedule of Investments.

Portfolio Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                          Scudder
                                                                       International
                                                    MFS Value         Growth Portfolio
                                                 Equity Portfolio      For Six Months
                                                    Year Ended      Ended June 30, 2000
                                                December 31, 1999       (unaudited)
                                                -----------------   -------------------
From Operations:
Net investment income (loss) .................    $    (457,777)        $   2,393,195
Net realized gain on investments, futures,
 foreign currency and forward foreign
 currency exchange contracts .................       61,048,043           101,209,649
Net change unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency currency
 exchange contracts ..........................       41,061,588          (161,396,685)
                                                  -------------         -------------
Net increase (decrease) in net assets
 resulting from operations ...................      101,651,854           (57,793,841)
                                                  -------------         -------------
Distributions to Shareholders From:
 Net investment income .......................         (279,096)                   --
 Net realized gain on sale of investments            (6,519,684)                   --
                                                  -------------         -------------
 Total distributions .........................       (6,798,780)                   --
                                                  -------------         -------------
Fund Share Transactions:
 Proceeds from shares sold ...................       45,080,345           580,437,388
 Payments for shares redeemed ................      (18,599,149)         (551,592,562)
  Net Asset Value of shares issued in
   reinvestment of dividends and
   distributions .............................        6,798,780                    --
                                                  -------------         -------------
   Net increase (decrease) in net
    assets from fund share
    transactions .............................       33,279,976            28,844,826
                                                  -------------         -------------
 Change in net assets ........................      128,133,050           (28,949,015)
Net Assets:
 Beginning of period .........................      194,926,307           704,998,834
                                                  -------------         -------------
 End of period ...............................    $ 323,059,357         $ 676,049,819
                                                  =============         =============
 End of period net assets includes
  undistributed net investment income ........    $    (457,456)        $   5,549,756
                                                  =============         =============
Share Transactions:
 Number of shares sold .......................        1,023,579            24,351,541
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................          155,757                    --
 Number of redeemed ..........................         (429,302)          (22,932,086)
                                                  -------------       ---------------
  Net increase (decrease) ....................          750,034             1,419,455
                                                  =============       ===============

                                                                       T. Rowe Price
                                                     Scudder           Growth Equity        T. Rowe Price
                                                  International          Portfolio          Growth Equity
                                                 Growth Portfolio    For the Six Months       Portfolio
                                                    Year Ended      Ended June 30, 2000      Year Ended
                                                December 31, 1999       (unaudited)       December 31, 1999
                                                -----------------   -------------------   -----------------
From Operations:
Net investment income (loss) .................    $    3,497,587       $     283,251       $   1,892,328
Net realized gain on investments, futures,
 foreign currency and forward foreign
 currency exchange contracts .................        56,433,246          60,486,672          58,937,789
Net change unrealized gain (loss) on
 investments, futures, foreign currency,
 and forward foreign currency currency
 exchange contracts ..........................       201,414,207          (7,679,913)         71,672,237
                                                  --------------       -------------       -------------
Net increase (decrease) in net assets
 resulting from operations ...................       261,345,040          53,090,010         132,502,354
                                                  --------------       -------------       -------------
Distributions to Shareholders From:
 Net investment income .......................          (613,395)                 --          (2,833,451)
 Net realized gain on sale of investments            (20,847,850)                 --         (12,820,097)
                                                  --------------       -------------       -------------
 Total distributions .........................       (21,461,245)                 --         (15,653,548)
                                                  --------------       -------------       -------------
Fund Share Transactions:
 Proceeds from shares sold ...................       613,938,289           7,835,601         144,856,110
 Payments for shares redeemed ................      (602,935,931)        (39,529,218)        (95,388,470)
  Net Asset Value of shares issued in
   reinvestment of dividends and
   distributions .............................        21,461,245                  --          15,653,548
                                                  --------------       -------------       -------------
   Net increase (decrease) in net
    assets from fund share
    transactions .............................        32,463,603         (31,693,617)         65,121,188
                                                  --------------       -------------       -------------
 Change in net assets ........................       272,347,398          21,396,393         181,969,994
Net Assets:
 Beginning of period .........................       432,651,436         703,453,507         521,483,513
                                                  --------------       -------------       -------------
 End of period ...............................    $  704,998,834       $ 724,849,900       $ 703,453,507
                                                  ==============       =============       =============
 End of period net assets includes
  undistributed net investment income ........    $    5,512,642       $   2,105,577       $     862,924
                                                  ==============       =============       =============
Share Transactions:
 Number of shares sold .......................        31,850,222             113,981           2,595,078
 Number of shares issued through
  reinvestment of dividends and
  distributions ..............................         1,072,527                  --             271,386
 Number of redeemed ..........................       (31,077,566)           (598,937)         (1,636,888)
                                                  --------------       -------------       -------------
  Net increase (decrease) ....................         1,845,183            (484,956)          1,229,576
                                                  ==============       =============       =============


                                      See Notes to Schedule of Investments.  41

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

1. Organization

Aetna Life Insurance and Annuity Company ("Aetna") created Portfolio Partners, Inc. (the "Company") to serve as an investment option underlying Aetna's variable insurance products. The Company is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Company currently consists of five diversified Portfolios: MFS Emerging Equities Portfolio ("MFS Emerging Equities"), MFS Research Growth Portfolio ("MFS Research Growth"), MFS Capital Opportunities Portfolio ("MFS Capital Opportunities"), Scudder International Growth Portfolio ("Scudder International Growth") and T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"). Aetna serves as the Investment Advisor and the principal underwriter to each Portfolio. Massachusetts Financial Services ("MFS") serves as sub-advisor to MFS Emerging Equities, MFS Research Growth and MFS Capital Opportunities Portfolio. Scudder Kemper Investments, Inc. ("Scudder") serves as sub-advisor to Scudder International Growth and T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-advisor to T. Rowe Price Growth Equity. Shares of each Portfolio were first made available to the public on November 28, 1997.

The following is a brief description of each Portfolio's investment objective:

MFS Emerging Equities seeks to provide long-term growth of capital;

MFS Research Growth seeks long-term growth of capital and future income;

MFS Capital Opportunities seeks capital appreciation;

Scudder International Growth seeks long-term growth of capital; and

T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, increasing dividend income.

2. Summary of Significant Accounting Policies

A. Valuation of Investments

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over-the-counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

B. Option Contracts

MFS Emerging Equities, MFS Capital Opportunities, Scudder International Growth, and T. Rowe Price Growth Equity may invest in put and call options (MFS Emerging Equities, MFS Capital Opportunities and T. Rowe Price Growth may not invest more than 5% of their total assets in premiums for these options). MFS Emerging Equities, MFS Capital Opportunities and Scudder International Growth may write or sell calls on securities only if the calls are covered.

--------------------------------------------------------------------------------

     Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

     The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

     The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

MFS Research Growth may not purchase futures or options on futures and securities. Scudder International Growth may enter into futures and options on futures contracts for hedging purposes only. MFS Emerging Equities and the MFS Capital Opportunities may enter into future contracts if, immediately thereafter, the value of securities and other underlying obligations does not exceed 50% of total assets of the Portfolio. T. Rowe Price Growth Equity may enter into futures contracts to the extent that the value of securities and other underlying obligations does not exceed 100% of total assets of the Portfolio.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts.

Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 6 of the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

D. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each portfolio may invest up to 15% of its net assets in illiquid securities.

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

     Each Portfolio may also purchase restricted securities, securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. Investment in restricted securities is subject to each portfolio's limit on illiquid securities.

     Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, restricted securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

E. Delayed Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Portfolios' schedule of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis.

F. Federal Income Taxes

As qualified regulated investment companies, the Portfolios are relieved of federal income and excise taxes by distributing substantially all of their net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Therefore, no provision for income taxes has been made in the accompanying financial statements.

G. Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. Investment Advisory and Administrative Service Agreements

Each Portfolio pays the Investment Advisor an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of June 30, 2000:

                                         Fee Range     Effective Rate
                                         ---------     --------------
      MFS Emerging Equities              .70%-.65%         .67%
      MFS Research Growth                .70%-.65%         .69%
      MFS Capital Opportunities            .65%            .65%
      Scudder International Growth         .80%            .80%
      T. Rowe Price Growth Equity          .60%            .60%

Under the terms of separate Subadvisory Agreements between the Investment Advisor and each subadvisor, each subadvisor is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Advisor, which are expressed as a percentage of the average daily net assets of each Portfolio. For the six months ended June 30, 2000, the Investment Advisor paid MFS $3,895,794 for MFS Emerging Equities, MFS Research Growth and MFS Capital Opportunities, paid Scudder Kemper Investments $1,269,803 for Scudder International Growth, and paid T. Rowe $1,353,242 for T. Rowe Price Growth Equity in accordance with the terms of each agreement.

--------------------------------------------------------------------------------

Under an Administrative Services Agreement between the Company and Aetna, Aetna provides all administrative services necessary for the Company's operations and is responsible for the supervision of the Company's other service providers. Aetna also assumes all ordinary recurring direct costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio                                       Rate
-------------------------------------------- ----------
      MFS Emerging Equities ................     0.13%
      MFS Research Growth ..................     0.15%
      MFS Capital Opportunities ............     0.25%
      Scudder International Growth .........     0.20%
      T. Rowe Price Growth Equity ..........     0.15%

Each Portfolio's aggregate expenses are limited to the advisory and administrative service fees disclosed above. Aetna has agreed to reimburse the Portfolios for expenses and/or waive its fees, so that, through at least April 30, 2001, the aggregate of each Portfolio's expenses will not exceed the combined investment advisory and administrative service fee rates shown above.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2000 were:

                                       Cost of Purchases    Proceeds from Sales
                                       -----------------    -------------------
      MFS Emerging Equities              $102,259,376         $ 77,048,643
      MFS Research Growth                 304,172,443          308,577,936
      MFS Capital Opportunities           323,625,116          256,281,688
      Scudder International Growth        327,692,290          308,960,820
      T. Rowe Price Growth Equity         240,914,064          274,623,885

5. Forward Foreign Currency Exchange Contracts

At June 30, 2000 MFS Research Growth, MFS Capital Opportunities, Scudder International Growth and T. Rowe Price Growth Equity had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The net unrealized gain (loss) of $(41,139), $732, $6,838 and $(771) respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

MFS Research Growth

                                  Foreign Currency         U.S. Dollar      U.S. Dollar Value     Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold     Proceeds/Costs      at June 30, 2000          (Loss)
--------------------------      --------------------     --------------     -----------------     ----------------
Purchase Contracts
Japanese Yen, 7/3/00                 8,740,112             $   82,798           $   82,592           $    (206)
Sale Contracts
Euro, 7/31/00                        3,014,544              2,839,002            2,879,935             (40,933)

MFS Capital Opportunities

                                   Foreign Currency       U.S. Dollar     U.S. Dollar Value     Gross Unrealized
Currency and Exchange Date       Units Purchased/Sold        Costs         at June 30, 2000           Gain
--------------------------       --------------------     -----------     -----------------     ----------------
Purchase Contracts
Great British Pound, 7/3/00            40,933               $61,379            $62,111               $732

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

5. Forward Foreign Currency Exchange Contracts (continued)

Scudder International Growth


                                   Foreign Currency         U.S. Dollar      U.S. Dollar Value     Gross Unrealized
Currency and Exchange Date       Units Purchased/Sold     Proceeds/Costs      at June 30, 2000       Gain (Loss)
-----------------------------   ----------------------   ----------------   -------------------   -----------------
Purchase Contracts
Euro, 7/3/00                           1,527,317            $1,446,128           $1,456,363           $  10,235
Euro, 7/5/00                           4,680,208             4,418,350            4,463,389              45,039
Euro, 7/31/00                          1,978,558             1,887,329            1,890,209                2880
Hong Kong Dollar, 7/3/00              14,619,716             1,875,597            1,875,476                (121)
Sale Contracts
Euro, 7/3/00                              45,386            $   42,759           $   43,278           $    (519)
Euro, 7/31/00                          3,292,542             3,115,232            3,145,519             (30,287)
Great British Pound, 7/3/00              583,785               873,892              885,832             (11,940)
Great British Pound, 7/5/00              689,352             1,037,626            1,046,060              (8,434)
Great British Pound, 7/6/00               57,938                87,897               87,920                 (23)
Japanese Yen, 7/3/00                     143,225                 1,362                1,354                   8

T. Rowe Price Growth Equity


                                  Foreign Currency         U.S. Dollar      U.S. Dollar Value     Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold     Proceeds/Costs      at June 30, 2000       Gain (Loss)
--------------------------      --------------------     --------------     -----------------     ----------------
Purchase Contracts
Swedish Krona, 7/3/00                 3,910,504             $445,185             $445,003             $  (182)
Sale Contracts
Euro, 7/3/00                            691,735              656,041              659,600              (3,559)
Japanese Yen, 7/3/00                 56,797,680              539,697              536,727               2,970

7. Authorized Capital Shares

The Company is authorized to issue a total of 1.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Aetna utilizes the Portfolios as funding options for certain of their variable annuities and variable life separate accounts. At June 30, 2000 Aetna owned all shares of beneficial interest of the Portfolios.


46